SCHEDULE 14C

                                 (RULE 14C-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(C)OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

                          Check the appropriate box:
                     [ ] Preliminary information statement
  [ ] Confidential, for use of the Commission only (as permitted by Rule 0-11)

                      [X] Definitive information statement

                               KANAKARIS WIRELESS

                (Name of Registrant as Specified in Its Charter)

                             [X] No Fee Required

 [ ] Fee Computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4. Proposed aggregate offering price:

5. Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid prev iously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.  Amount previously paid:

2.  Form, schedule, or registration statement number:

3.  Filing party:

4.  Date filed:

=============================================================================


                        DEFINITIVE INFORMATION STATEMENT
                             DATED: MARCH 17, 2004
                               KANAKARIS WIRELESS
                            1280 Bison, Suite B9-597
                          Newport Beach, CA, USA 92660

                             INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY IN CONNECTION WITH ANY SHAREHOLDER VOTE PROPOSED HEREIN, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement (the "Information Statement") is furnished to the shareholders of Kanakaris Wireless, a Nevada corporation (the "Company"), with respect to certain proposed corporate actions of the Company (the "Proposals"). This information is first being provided to shareholders on or about March 17, 2004.

The Proposals have been set out in four (4) corporate Resolutions already approved by the Board of Directors of the Company, and expected to be passed by a majority of the outstanding shares of our capital stock at the earliest opportunity following full compliance with all applicable securities filings with the United States Securities and Exchange Commission under Rule 14C-101, and the passage of applicable waiting periods with respect to the implementation of such Resolutions.

The Proposals which are the subject of this Information Statement are as follows:

1. That the Articles of Incorporation of the Company be amended and restated in the form of Exhibit A to the Resolutions, and specifically to amend Article First of the Articles of Incorporation to read in its entirety as follows:

                "FIRST:  The name of the corporation is:

                               "Wi-Fi TV, Inc.";

2. That the Company's Articles of Incorporation be amended and restated in the form of Exhibit A attached to the Resolutions and, specifically, that Article Second of the Articles of Incorporation be amended to read in its entirety as follows:

"SECOND: This Corporation is authorized to issue two classes of stock, which are voting Common Stock and Preferred Stock. The shares of Common Stock which this Corporation is authorized to issue shall have a par value of one-tenth of one cent ($.001) per share and the number of shares of Common Stock this Corporation is authorized to issue is two hundred fifty million (250,000,000) shares. The shares of Preferred Stock this Corporation is authorized to issue shall have a par value of One Cent ($.01) per share and the number of shares of Preferred Stock this Corporation is authorized to issue is one million nine hundred (1,000,900) shares. Of such amount, the Corporation hereby designates and establishes two (2) series of Preferred Stock, namely Class A Convertible Preferred Stock and Class B Convertible Preferred Stock. The number of shares of Class A Convertible Preferred Stock the Corporation is authorized to issue shall be one million (1,000,000) shares and the number of shares of Class B Convertible Preferred Stock the Corporation is authorized to issue shall be nine hundred (900) shares. Each share of Preferred Stock shall have the respective rights and privileges designated on the Certificate of Designation contained in the Statement of Attributes attached as Exhibit A hereto. All remaining shares of Preferred Stock not so specifically designated may be designated in the future by action of the Board of Directors of the Corporation and otherwise in accordance with the applicable provisions of the Nevada Revised Statutes. The Board of Directors, within any limits and restrictions stated, may determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock.";

3. That the shareholders ratify the determination of the Board of Directors to effectuate a reverse stock split of the Common Stock of the Company such that, for every fifty (50) shares of our Common Stock issued and outstanding immediately prior to the effective time of the reverse stock split, there will be one (1) share issued and outstanding immediately following the reverse stock split.

4. That the Amended and Restated Bylaws, substantially in the form of Exhibit B to the Resolutions, be adopted and approved as the Bylaws of the Corporation from and after the date of their authorization by the shareholders of the Company.

A prior Information Statement on a Preliminary Schedule 14C was filed by us on September 10, 2003, and revised by Amendment on November 5, 2003; however, due to financial constraints the Company has not mailed the Definitive Schedule 14-C to its shareholders before now, nor taken the actions set forth in such Schedule 14-C. That Information Statement contained, among other things, information regarding a proposed sale of assets by LAIN International, Inc., a wholly-owned subsidiary of our Company, to Venture Media, Inc. ("VMCI"), however our Board of Directors has recently received word that VMCI is unable to complete the transaction as proposed, and so that combination is no longer a proposed Resolution to be adopted by corporate action and, accordingly, all references to the aborted transaction with VMCI have been eliminated from this Definitive Information Statement. If and when a form of business combination involving the stock or assets of our Company (including any subsidiary of our Company) becomes the subject of a shareholder proposal, a subsequent filing on Schedule 14-C will be circulated for that purpose at that time.

ONLY THE COMPANY'S SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MARCH 12, 2004 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF THE PROPOSALS. PRINCIPAL SHAREHOLDERS WHO, AS OF THE RECORD DATE, COLLECTIVELY HELD IN EXCESS OF 50% OF THE COMPANY'S OUTSTANDING SHARES ENTITLED TO VOTE ON THE PROPOSALS HAVE INDICATED THAT THEY WILL VOTE IN FAVOR OF THE PROPOSALS. MOST OF THESE SHARES

ARE HELD BY PERSONS WHO ARE ALSO DIRECTORS OF OUR COMPANY, AND HAVE THEREFORE ALREADY APPROVED THE MATTERS COVERED BY THE PROPOSALS. AS A RESULT, THE PROPOSALS ARE EXPECTED TO BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDERS OF THE COMPANY. THIS ACTION IS EXPECTED TO BE TAKEN NOT LESS THAN TWENTY (20) DAYS FROM THE MAILING OF THIS INFORMATION STATEMENT, AND AS SOON THEREAFTER AS PRACTICABLE.

The Exhibits referenced herein have been filed with the Securities and Exchange Commission on this Definitive Schedule 14-C, and may be viewed without change on the SEC's website at www.SEC.org, by searching for the Company's filings under the heading Filings and Forms (EDGAR), clicking on Companies and other Filers, and typing in the name Kanakaris Wireless where it says "Enter your Search Information/Company Name." In addition, you will also find there the Company's Annual Report for the fiscal year ended September 30, 2002, which has been previously filed with the Securities and Exchange Commission. Any shareholder who desires to receive copies of these materials may do so upon request at the Company's expense.

BY ORDER OF THE BOARD OF DIRECTORS

                              /s/  ALEX  KANAKARIS
                      ------------------------------------
                                   ALEX KANAKARIS
                                   PRESIDENT
                             Dated:  March 17, 2003

TABLE OF CONTENTS                                              Page

ABOUT  THE  INFORMATION  STATEMENT                               6

     What  is  the  Purpose  of  the  Information  Statement?    6

     Who  is  Entitled  to  Notice?                              6

     What  Constitutes  the  Voting  Shares  of  the  Company?   6

     What  Corporate  Matters  will  the Principal Shareholders
     Vote for and How will they  Vote?                           7

     What  Vote  is  Required  to  Approve  the  Proposals?      7

DISSENTERS'  RIGHTS  OF  APPRAISAL                               7

VOTING  SECURITIES  AND  PRINCIPAL  HOLDERS  THEREOF             8

PROPOSAL NO. 1 - AUTHORIZATION TO CHANGE CORPORATE NAME TO       9
                 WI-FI TV, INC.

PROPOSAL NO. 2 - AUTHORIZATION TO INCREASE AUTHORIZED           10
                 SHARES AFTER EFFECTIVE TIME OF REVERSE
                 STOCK SPLIT

PROPOSAL NO. 3 - RATIFICATION OF REVERSE STOCK SPLIT            10

PROPOSAL NO. 4 - AUTHORIZATION TO AMEND AND RESTATE THE         11
                 BYLAWS OF THE CORPORATION

AVAILABLE INFORMATION                                           12

EXHIBIT A                                                     13 - 40

EXHIBIT B                                                     40 - 66


====================================================================

                              KANAKARIS WIRELESS
                            1280 Bison, Suite B9-597
                          Newport Beach, CA, USA 92660
                             INFORMATION STATEMENT
                                 MARCH 17, 2004

This information statement contains information related to certain corporate actions of Kanakaris Wireless, a Nevada corporation (the "Company"), and is expected to be mailed to shareholders on or before March 17, 2004.

                        ABOUT THE INFORMATION STATEMENT
               WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?
               -------------------------------------------------

This information statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on the Record Date of corporate action expected to be taken pursuant to the consents or authorizations of principle shareholders.

Shareholders holding a majority of the Company's outstanding common stock and preferred stock are expected to vote in favor of certain corporate matters outlined in this Information Statement, which action is expected to take place on or before March 17, 2004, consisting of the approval of an amendment and restatement of the Company's Articles of Incorporation to (1) change the name of the Company to Wi-Fi TV, Inc., and to authorize the issuance of 250,000,000 shares of the Company's capital common stock in order to increase the authorized amount of our Common Stock following the contemplated reverse stock split described herein to its current level; (2) to authorize the amendment and restatement of our Bylaws; and (3) to ratify and affirm a fifty-to-one reverse split of the Company's common stock as described herein.

WHO IS ENTITLED TO NOTICE?
--------------------------

Each outstanding share of common stock as of record on the close of business on, March 12, 2004, (the "Record Date") will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the record date that held in excess of fifty percent (50%) of the Company's outstanding shares of common stock and preferred stock have indicated that they will vote in favor of the Proposals. Under Nevada corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the Proposals is required.

WHAT CONSTITUES THE VOTING SHARES OF THE COMPANY?
-------------------------------------------------

The voting power entitled to vote on the proposals consists of (1) the vote of the holders of a majority of the voting power of the common stock, each of whom is entitled to one vote per share; plus (2) the holders of our Class A Preferred

Stock, each of whom is entitled to 100 non-cumulative votes per share. The holders of our Common Stock and the holders of our Class A Preferred Stock will vote together as a single class on the Proposals. As of the record date, 245,337,779 shares of common stock and 1,000,000 shares of Class A Preferred Stock were issued and outstanding, and no other shares of Preferred Stock were issued and outstanding.

WHAT CORPORATE MATTERS WILL THE SHAREHOLDERS VOTE FOR AND HOW WILL THEY VOTE?
-----------------------------------------------------------------------------

Shareholders holding a majority of our outstanding stock have indicated that they will vote in favor of the following Proposals:

1. TO AMEND AND RESTATE OUR ARTICLES OF INCORPORATION TO CHANGE OUR CORPORATE NAME TO WI-FI TV, INC.;

2. TO AMEND AND RESTATE OUR ARTICLES OF INCORPORATION TO AUTHORIZE AN
INCREASE IN THE COMPANY'S NUMBER OF AUTHORIZED SHARES OF CAPITAL COMMON STOCK TO TWO HUNDRED FIFTY MILLION (250,000,000) SHARES, FOLLOWING A DECREASE IN THE AUTHORIZED AMOUNT TO FIFTY MILLION (50,000,000) SHARES AS A RESULT OF THE REVERSE STOCK SPLIT DESCRIBED IN PROPOSAL 1;

3. TO RATIFY AND AFFIRM THE DETERMINATION OF OUR BOARD OF DIRECTORS TO EFFECTUATE A REVERSE STOCK SPLIT, WHEREBY FOR EACH FIFTY (50) COMMON SHARES HELD BY A SHAREHOLDER IMMEDIATELY PRIOR TO THE REVERSE STOCK SPLIT, SUCH SHAREHOLDER WILL HOLD ONE (1) COMMON SHARE IMMEDIATELY FOLLOWING THE REVERSE STOCK SPLIT; AND

4. TO AMEND AND RESTATE OUR BYLAWS TO REFLECT THE COMPANY'S NEW NAME.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?
-----------------------------------------------

The affirmative vote of a majority of the shares of our Common Stock and our Preferred Stock, voting as a single class and outstanding on the record date, is required for approval of the Proposals. We believe that such majority will vote in favor of the Proposals.

                        DISSENTERS' RIGHTS OF APPRAISAL

There is no provision in the Nevada General Corporation law, or our Articles of Incorporation or Bylaws, providing our stockholders with dissenters' rights of appraisal to demand payment in cash for their shares of Common Stock in connection with the implementation of any of the Proposals described in this Information Statement.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of March 12, 2004. As of such date, the Company had 245,337,779 shares of common stock and 1,000,000 shares of Class A Preferred Stock issued and outstanding, and no other shares issued and outstanding. The table below identifies all shares of the Company's common stock and preferred stock that were owned by (i) all shareholders known to the Company to be beneficial owners of more than 5% of the Company's outstanding stock of each class; (ii) each director and executive officer of the Company; and (iii) all officers and directors of the Company as a group, in each case as of March 15, 2004. Except as may be otherwise indicated in the footnotes to the table below, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.


TITLE  AND  PERCENT                NAME AND ADDRESS OF     AMOUNT AND NATURE OF
OF CLASS  OWNED                     BENEFICIAL  OWNER        BENEFICIAL OWNER
---------------------------  ----------------------------  --------------------
Common                       Alex  Kanakaris,
2.1%                         Officer,  Director                5,067,500
                             1280  Bison,  Suite  B9-597
                             Newport  Beach,  CA,  USA
                             92660

Preferred                    Alex  Kanakaris                   1,000,000 (1)
100.0%                       Officer,  Director
                             1280  Bison,  Suite  B9-597
                             Newport  Beach,  CA,  USA
                             92660

Common                       Rose  Forbes,  Director             205,000
*                            1280  Bison,  Suite  B9-597
                             Newport  Beach,  CA,  USA
                             92660

Common                       Lisa  Lawrence,  Director           177,000
*                            1280  Bison,  Suite  B9-597
                             Newport  Beach,  CA,  USA
                             92660

Common                       Van  Holster,  Director             136,760
*                            1280  Bison,  Suite  B9-597
                             Newport  Beach,  CA,  USA
                             92660

Common                       Charles  Moore,  Director           125,000
*                            1280  Bison,  Suite  B9-597
                             Newport  Beach,  CA,  USA
                             92660

                             Julio  Neri,  Director                    0
                             1280  Bison,  Suite  B9-597
                             Newport  Beach,  CA,  USA
                             92660

                             David  Shomaker,                          0
                             Acting Chief Financial Officer
                             1280  Bison,  Suite  B9-597
                             Newport  Beach,  CA,  USA
                             92660

                             Rachelle  Kuzma                           0
                             Acting Secretary,  Director
                             1280  Bison,  Suite  B9-597
                             Newport  Beach,  CA,  USA
                             92660

                             Shares of all directors and
                             Executive officers as a group     6,711,260
*  Owns  less  than  1.0%


(1) The holders of Class A Preferred Stock votes together as a single class with the holders of common stock, on all matters (other than certain matters affecting the Class A Preferred Stock disproportionately from all other shares of stock, in which case its vote is taken as a separate class). Each share of common stock is entitled to one (1) vote, and each share of Class A Preferred Stock is entitled to one-hundred 100 non-cumulative votes per share.

                     PROPOSAL 1 - CHANGE OF CORPORATE NAME

Our Board of Directors has determined that it would be in the best interests of the Company and our shareholders to change the name of the Company to Wi-Fi TV, Inc., as a reflection of the state of our business and the industry generally, which our management views as the wireless distribution of media content through the Internet. While we could merely amend our Articles of Incorporation to effect the change of our name, management feels that due to a large number of prior amendments our Articles are difficult for our shareholders and others to read and understand and, accordingly, we are restating them into a single document for ease of reference. The Amendment will become effective upon its filing with the Nevada Secretary of State. We anticipate filing the Amendment with the Nevada Secretary of State in substantially the form of Exhibit A to this Information Statement on or before April 17, 2004.

              PROPOSAL 2 - INCREASING OUR AUTHORIZED COMMON STOCK

As discussed below, because we have reached the maximum amount of common stock which we are authorized to issue, it is necessary for us to increase the amount of our shares of common stock which are available to investors. As we currently have authorized 250,000,000 shares of common stock, if we were to increase this amount to a larger number, our management felt that the amount of shares of common stock which we would have authorized would be unwieldy and difficult to manage. Accordingly, we will be effectuating a reverse stock split of our common stock as discussed below. Under Nevada corporate law, however, a reverse stock split of our outstanding common stock will also reduce our authorized stock by an equivalent amount. For that reason, we must amend our Articles of Incorporation to raise the authorized amount of our common stock subsequent to the reverse stock split. Management has recommended increasing the amount of our authorized common stock back to its original level of 250,000,000 shares. While we could merely amend our Articles of Incorporation to effect the increase in our authorized shares, change of our name, management feels that due to a large number of prior amendments our Articles are difficult for our shareholders and others to read and understand and, accordingly, we are restating them into a single document for ease of reference. The Amendment will become effective upon its filing with the Nevada Secretary of State. We anticipate filing the Amendment with the Nevada Secretary of State in substantially the form of Exhibit A to this Information Statement on or before April 17, 2004.

                PROPOSAL 3 - RATIFICATION OF REVERSE STOCK SPLIT

As stated above, we have reached the maximum number of shares of common stock which we are authorized to issue. However, we have a need to continue to raise capital through the sale of our stock and, including our obligation to maintain a reserve of authorized but unissued stock against the conversion rights of several investors who have purchased convertible promissory notes from us.

Our Board of Directors has approved us effectuating a reverse stock split of our common stock, and Proposal Number 3 is for our shareholders to ratify this approval. The effect of the reverse stock split will be to reduce by a factor of fifty the number of outstanding shares of our common stock while maintaining the current numbers of authorized and issued Class A Preferred Stock and authorized Preferred Stock. Upon the filing with and acceptance by the Nevada Office of the Secretary of State of the amendment to our Articles of Incorporation discussed in Proposal Number 2 above, the result will be to create a fifty-fold increase in the amount of capital stock which will then be available for issuance to our convertible note investors and others desiring to purchase our common stock.

Our board of directors believes that this effective increase in our available capital stock is in the best interests of our company and its stockholders because it will make available additional shares of common stock that may be used for future offerings, as well as acquisitions, incentive stock programs and other corporate purposes. The available additional shares of common stock may be issued from time to time as our Board of Directors determines, without further action of the stockholders. Although our Board of Directors has no current plans to use such shares to entrench present management, it may be able to use the available additional shares as a defensive tactic against hostile takeover attempts. However, to our management's knowledge, no hostile takeover attempts currently are threatened.

The Proposal will not reduce the number of outstanding shares of Class A Preferred Stock nor will it reduce the 100 non-cumulative votes that each share of Class A Preferred Stock has, voting together as a single class with our common stock, on all matters presented for approval of our stockholders generally. This effectively will result in a twenty-fold increase in the voting power of our Class A Preferred Stock relative to the voting power of our common stock. This effective increase is intended to help ensure that the business and the creative leadership and vision of Alex Kanakaris, our Chairman of the Board, President and Chief Executive Officer, can continue in the future.

Our common stock currently is quoted on the NASD's OTC Electronic Bulletin Board. Once the reverse stock split has been completed, management believes that the price per share at which our stock may be traded could increase, although there can be no assurance that any such increase will occur. We believe that the Proposal, if adopted, may make our common stock more attractive to members of the investing public who may view low-priced stocks as unattractive or who may, as a matter of policy, be precluded from purchasing our common stock due to its low price. However, because our future performance depends upon various business and economic factors that cannot be predicted, there can be no assurance that this Proposal will enhance the marketability of our common stock or that it will not reduce the marketability of our common stock.

We anticipate effectuating the reverse stock split on or before April 17, 2004.

              PROPOSAL 4 - AMENDMENT AND RESTATEMENT OF OUR BYLAWS

Our Bylaws must be amended to reflect the new name of our company, Wi-Fi TV, Inc., once it is formally changed through the filing with and acceptance by the Office of the Secretary of State of Nevada (see Proposal Number 1 above). While we could merely amend our Bylaws to reflect the change of our name, management feels that due to a large number of prior amendments our Bylaws are difficult for our shareholders and others to read and understand and, accordingly, we are restating them into a single document for ease of reference. Our Bylaws are an internal document maintained by the Secretary of our corporation, and do not require filing with the Secretary of State of Nevada in order to become operative. We anticipate effectuating the amendment and restatement of our Bylaws in substantially the form of Exhibit B to this Information Statement on or before April 17, 2004.

                             AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance with the Exchange Act we file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). You may inspect and copy the reports, proxy statements and other information filed by us with the Commission at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and as well as the Commission's Regional Offices. You may also call the Commission at 1-800-SEC-0330 for more information about the public reference room, how to obtain copies of documents by mail or how to access documents electronically on the Commission's Web site at (http://www.sec.gov).

The Board of Directors of the Company knows of no matters, other than those described in this Information Statement, which have been recently approved or considered by the holders of the Company's Common Stock and Class A Preferred Stock.

                                    EXHIBITS

The Exhibits referenced herein have been filed with the Securities and Exchange Commission on this Definitive Schedule 14-C, and may be viewed without charge on the SEC's website at www.sec.gov, by searching for the Company's filings under the heading Filings and Forms (EDGAR), clicking on "Companies and other Filers", and typing in the name Kanakaris Wireless where it says "Enter your Search Information/Company Name." In addition you will also find there the Company's Annual Report for the fiscal year ended September 30, 2002, which has been previously filed with the Securities and Exchange Commission. Any shareholder who desires to receive copies of these materials may do so upon request at the Company's expense.

                       BY ORDER OF THE BOARD OF DIRECTORS

                              /s/  Alex  Kanakaris
                      -----------------------------------
                                   Alex  Kanakaris
                                   President

                           Dated:  March 17, 2004

================================================================================

EXHIBIT A

                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                         KANAKARIS COMMUNICATIONS, INC.

To the Secretary of State State of Nevada

Pursuant to the provisions of Nevada Revised Statutes, Title 7, Chapter 78, the undersigned officers of the Corporation hereinafter named, which is a corporation for profit organized under the laws of the State of Nevada, do hereby certify that the following is the entire text of the Articles of Incorporation of the Corporation as heretofore amended and as hereby restated and that the Board of Directors of the Corporation at a meeting duly convened and held on the 14th day of November, 2003 adopted resolutions to amend and restate the Corporation's Articles of Incorporation as follows:

FIRST: The name of the Corporation is Wi-Fi TV, Inc.

SECOND: This Corporation is authorized to issue two classes of stock, which are voting Common Stock and Preferred Stock. The shares of Common Stock which this Corporation is authorized to issue shall have a par value of one-tenth of one cent ($.001) per share and the number of shares of Common Stock this Corporation is authorized to issue is two hundred fifty million (250,000,000) shares. The shares of Preferred Stock this Corporation is authorized to issue shall have a par value of One Cent ($.01) per share and the number of shares of Preferred Stock this Corporation is authorized to issue is one million nine hundred (1,000,900) shares. Of such amount, the Corporation hereby designates and establishes two (2) series of Preferred Stock, namely Class A Convertible Preferred Stock and Class B Convertible Preferred Stock. The number of shares of Class A Convertible Preferred Stock the Corporation is authorized to issue shall be one million (1,000,000) shares and the number of shares of Class B Convertible Preferred Stock the Corporation is authorized to issue shall be nine hundred (900) shares. Each share of Preferred Stock shall have the respective rights and privileges designated on the Statement of Attributes attached as Appendix A hereto. All remaining shares of Preferred Stock not so specifically designated may be designated in the future by action of the Board of Directors of the Corporation and otherwise in accordance with the applicable provisions of the Nevada Revised Statutes. The Board of Directors, within any limits and restrictions stated, may determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock.

THIRD: The capital stock of the Corporation, after the amount of the subscription price has been paid in money, property or services, as the directors shall determine, shall not be subject to assessment to pay the debts of the Corporation, nor for any other purpose, and no stock issued as fully paid up shall ever be assessable or assessed, and the articles of incorporation shall not be amended in this particular.

FOURTH: The Corporation shall, to the fullest extent permitted by Nevada Revised Statutes Section 78.751, as the same may be amended, supplemented or replaced from time to time, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. Pursuant to said Section 78.751, the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation.

FIFTH: A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the Nevada Revised Statutes as the same exist or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

The number of shares of the Corporation outstanding and entitled to vote on an amendment to and restatement of the Articles of Incorporation are two hundred forty-five million three hundred thirty-seven thousand seven hundred seventy-nine (245,337,779) shares of common stock and one million (1,000,000) shares of Class A Preferred Stock. No shares of Class B Preferred Stock are issued and outstanding. The foregoing amendment and restatement has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

IN WITNESS WHEREOF, the undersigned officers have hereunto subscribed our names this 21st day of December, 2003.

                                                       -------------------------
                                                       Alex Kanakaris, President

                                                --------------------------------
                                                Rachelle Kuzma, Acting Secretary

                                   APPENDIX A
                                  ------------

                               KANAKARIS WIRELESS
                             (a Nevada corporation)

                            STATEMENT OF ATTRIBUTES
                                       OF
                      CLASS A CONVERTIBLE PREFERRED STOCK
                                      AND
                      CLASS B CONVERTIBLE PREFERRED STOCK
                      -----------------------------------

The following Statement of Attributes sets forth the specific attributes to be attached to the class of Class A Convertible Preferred Stock and Class B Convertible Preferred Stock (hereinafter referred to as the "Class A Preferred", the "Class B Preferred" or collectively as the "Preferred Stock") of Kanakaris Wireless, a Nevada corporation (the "Corporation"), as prescribed by the Board of Directors of the Corporation in accordance with Section 78.195 of the Domestic and Foreign Corporation Laws of the State of Nevada (the "Nevada Corporations Law"):

SECTION 1. CLASS A CONVERTIBLE PREFERRED STOCK. Shares of Class A Preferred shall have the following voting and other powers, preferences and relative, participating, optional or other rights and the following qualifications, limitations and restrictions:

1.1 RANK. All shares of Class A Preferred shall rank prior to all shares of the Corporation's Common Stock, now or hereafter issued, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

1.2 DIVIDENDS. The holders of Class A Preferred are entitled to receive, in any fiscal year, if, when and as declared by the Corporation's Board of Directors, out of any assets at the time legally available therefor, dividends in cash, before any dividend is paid on Common Stock. Dividends may be declared and paid on Common Stock in any fiscal year only if dividends shall have been paid to or declared and set apart on all Class A Preferred. The right to dividends on Class A Preferred shall not be cumulative, and no right shall accrue to holders of Class A Preferred by reason of the fact that dividends on that stock are not declared in any prior year, nor shall any undeclared or unpaid dividend bear or accrue interest.

1.3 LIQUIDATION RIGHTS. In the event of any liquidation, dissolution or winding up of the Corporation, holders of Class A Preferred are entitled to receive $.10 in cash per share plus accumulated and unpaid dividends out of assets available for distribution to stockholders, prior to any distribution to holders of Common Stock or any other stock ranking junior to the Class A Preferred. If, upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Class A Preferred (and with respect to any other Preferred Stock ranking on a parity with the Class A Preferred in any such distribution) are not paid in full, the holders of the Class A Preferred (and of such other Preferred Stock) will share ratably in any such distribution of assets in proportion to the full preferential amounts to which such shares are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Class A Preferred will not be entitled to any further participation in any distribution of assets by the Corporation.

A consolidation or merger of the Corporation with or into any other corporation or a sale of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a liquidation, dissolution or winding up of the Corporation.

1.4 REDEMPTION. The Class A Preferred may be redeemed by the Corporation at any time upon thirty (30) days' written notice at a redemption price of $.50 per share. Holders of Class A Preferred shall have the right to convert their shares of Class A Preferred into Common Stock during this thirty (30)-day period. The redemption price shall be payable together with accumulated and unpaid dividends to the date fixed for redemption. If full cumulative dividends on the Class A Preferred through the most recent dividend payment date have not been paid, the Class A Preferred may not be redeemed in part unless approved by the holders of a majority of shares of Class A Preferred then outstanding, and the Corporation may not purchase or acquire any share of Class A Preferred other than pursuant to a purchase or exchange offer made on the same terms to all holders of Class A Preferred. If less than all of the outstanding shares of Class A Preferred are to be redeemed, the Corporation will select those to be redeemed by lot or a by a substantially equivalent method.

The shares of Class A Preferred are not subject to any sinking fund or any other similar provision.

The redemption by the Corporation of all or any part of the Class A Preferred is subject to the availability of cash. Moreover, shares of capital stock shall not be redeemed when the capital of the Corporation is impaired or when the redemption would cause any impairment of capital.

1.5 CONVERSION RIGHTS. Holders of the Class A Preferred will have the right, at their option, to convert such shares into shares of Common Stock at any time at the conversion rate then in effect; provided that, if any of the Class A Preferred is redeemed, the conversion rights pertaining thereto will terminate on the third business day preceding the redemption date.

Each share of Class A Preferred will be initially convertible into one (1) share of Common Stock. No fractional share or scrip representing a fractional share will be issued upon conversion of the Class A Preferred. Cash will be paid in lieu of fractional shares.

The conversion rate will be appropriately adjusted if the Company (a) pays a dividend or makes a distribution on its shares of Common Stock (but not the Class A Preferred) which is paid or made in shares of Common Stock, (b) subdivides or reclassifies its outstanding shares of Common Stock, (c) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (d) issues shares of Common Stock, or issues rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock), at a price per share less than the conversion price in effect immediately prior to the issuance thereof, or (e) distributes to all holders of its Common Stock evidences of its indebtedness or assets (excluding any dividend paid in cash out of legally available funds) subject to the limitation that adjustments by reason of any of the foregoing need not be made until they result in a cumulative change in the conversion rate of at least five percent (5%). The conversion rate will not be adjusted upon the conversion of shares of Class A Preferred or presently outstanding stock options or warrants. For the purpose of making the above adjustments, the market price of a share of Common Stock shall be the average of the closing bid and asked prices for the Common Stock on the Over-The-Counter market.

In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the surviving corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in case of any statutory exchange of securities with another corporation, there will be no adjustment of the conversion price, but each holder of shares of Class A Preferred then outstanding will have the right thereafter to convert such shares into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had such shares been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance. In the case of a cash merger of the Company into another corporation or any other cash transaction of the type mentioned above, the effect of these provisions would be that the conversion features of the Class A Preferred would thereafter be limited to converting the Class A Preferred at the conversion price in effect at such time into the same amount of cash per share that such holder would have received had such holder converted the Class A Preferred into Common Stock immediately prior to the effective date of such cash merger or transaction. Depending upon the terms of such cash merger or transaction, the aggregate amount of cash so received in conversion could be more or less than the liquidation preference of the Class A Preferred.

Class A Preferred may be converted upon surrender of the stock certificate at least three (3) days prior to the redemption date at the offices of the Corporation with the form of "Election to Convert" on the reverse side of the stock certificate completed and executed as indicated. Shares of Common Stock issued upon conversion will be fully paid and non-assessable.

1.6 VOTING RIGHTS. Each share of Class A Preferred shall have one hundred (100) non-cumulative votes. Shares of Common Stock and Class A Preferred vote as a single class on all matters presented to the stockholders for action. Without the affirmative vote of the holders of a majority of the Class A Preferred then outstanding, voting as a separate class, the Corporation may not (i) amend, alter or repeal any of the preferences or rights of the Class A Preferred, (ii) authorize any reclassification of the Class A Preferred, (iii) increase the authorized number of shares of Class A Preferred or (iv) create any class or series of shares ranking prior to the Class A Preferred as to dividends or upon liquidation.

1.7 STATUS OF ACQUIRED SHARES. Shares of Class A Preferred redeemed by the Company or received upon conversion or otherwise acquired by the Company will be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to class, and may thereafter be issued, but not as shares of Class A Preferred.

1.8 PREEMPTIVE RIGHTS. The Class A Preferred is not entitled to any preemptive or subscription rights in respect of any securities of the Company.

SECTION 2. CLASS B CONVERTIBLE PREFERRED STOCK. Shares of Class B Preferred shall have the following voting and other powers, preferences and relative, participating, optional or other rights and the following qualifications, limitations and restrictions:

I. DESIGNATION AND AMOUNT

The designation of this series, which consists of 900 shares of Preferred Stock, is Class B Convertible Preferred Stock (the "CLASS B PREFERRED STOCK") and the stated value shall be One Thousand Dollars ($1,000) per share (the "STATED VALUE").

II. RANK

The Class B Preferred Stock shall rank (i) prior to the Corporation's common stock, par value $.001 per share (the "COMMON STOCK"); (ii) prior to the Class A Preferred Stock and any class or series of capital stock of the Corporation hereafter created (unless, with the consent of the holders of Class B Preferred Stock obtained in accordance with Article VIII hereof, such class or series of capital stock specifically, by its terms, ranks senior to or PARI PASSU with the Class B Preferred Stock) (collectively, with the Common Stock, "JUNIOR SECURITIES"); (iii) PARI PASSU with any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Class B Preferred Stock obtained in accordance with Article VIII hereof) specifically ranking, by its terms, on parity with the Class B Preferred Stock ("PARI PASSU SECURITIES"); and (iv) junior to any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Class B Preferred Stock obtained in accordance with Article VIII hereof) specifically ranking, by its terms, senior to the Class B Preferred Stock ("SENIOR SECURITIES"), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

III. DIVIDENDS

The Class B Preferred Stock shall bear dividends at the rate of eight percent (8%) per annum from the date of issuance of the Class B Preferred Stock until conversion or redemption thereof. The eight percent (8%) dividend shall be computed on the basis of a 365-day year and the actual number of days elapsed and shall be payable, at the option of the holder of the Class B Preferred Stock, either quarterly on March 31, June 30, September 30 and December 31 of each year beginning on June 30, 2002, or at the time of conversion of Class B Preferred Stock in accordance with terms hereof. All dividends due hereunder (to the extent not converted into Common Stock in accordance with the terms hereof) shall be made in lawful money of the United States of America or, at the option of the holder of the Class B Preferred Stock, in whole or in part, in shares of Common Stock of the Corporation valued at the then applicable Conversion Price (as defined herein). All payments shall be made at such address as the holder of the Class B Preferred Stock shall hereafter give to the Corporation by written notice made in accordance with the provisions hereof. Whenever any amount expressed to be due by the terms hereof is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any dividend payment date which is not the date on which the Class B Preferred Stock is converted, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of dividend due on such date. As used herein, the term "business day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of Los Angeles, California are authorized or required by law or executive order to remain closed. In no event, so long as any Class B Preferred Stock shall remain outstanding, shall any dividend whatsoever be declared or paid upon, nor shall any distribution be made upon, any Junior Securities, nor shall any shares of Junior Securities be purchased or redeemed by the Corporation nor shall any moneys be paid to or made available for a sinking fund for the purchase or redemption of any Junior Securities (other than a distribution of Junior Securities), without, in each such case, the written consent of the holders of a majority of the outstanding shares of Class B Preferred Stock, voting together as a class.

IV. LIQUIDATION PREFERENCE

A. LIQUIDATION EVENT.

If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of thirty (30) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (each such event being considered a "LIQUIDATION EVENT"), no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than Senior Securities) upon liquidation, dissolution or winding up unless prior thereto, the holders of shares of Class B Preferred Stock, subject to Article VI, shall have received the Liquidation Preference (as defined in Article IV.C) with respect to each share. If upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Class B Preferred Stock and holders of PARI PASSU Securities (including any dividends ordistribution paid on any PARI PASSU Securities after the date of filing of this Certificate of Designation) shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Class B Preferred Stock and the PARI PASSU Securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate liquidation preference payable on all such shares. Any prior dividends or distribution made after the date of filing of this Certificate of Designation shall offset, dollar for dollar, the amount payable to the class or series to which such distribution was made.

B. CERTAIN ACTS DEEMED LIQUIDATION EVENT.

At the option of any holder of Class B Preferred Stock, the sale, conveyance or disposition of all or substantially all of the assets of the Corporation, the effectuation by the Corporation of a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other Person (as defined below) or Persons when the Corporation is not the survivor shall either: (i) be deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to which the Corporation shall be required to distribute upon consummation of and as a condition to such transaction an amount equal to 120% of the Liquidation Preference with respect to each outstanding share of Class B Preferred Stock or (ii) be treated pursuant to Article VI.C(b) hereof. "PERSON" shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

C. LIQUIDATION PREFERENCE.

For purposes hereof, the "LIQUIDATION PREFERENCE" with respect to a share of the Class B Preferred Stock shall mean an amount equal to the sum of (i) the Stated Value thereof plus (ii) any accrued and unpaid dividends for the period beginning on the date of issuance of the Class B Preferred Stock (the "ISSUE DATE") and ending on the date of final distribution to the holder thereof (prorated for any portion of such period) plus (iii) all Conversion Default Payments (as defined in Article VI.E below), Delivery Default Payments (as defined in Article VI.D below) and any other amounts owed to such holder pursuant to Section 2(c) of the Registration Rights Agreement (as defined below) or pursuant to the Exchange Agreement. The liquidation preference with respect to any PARI PASSU Securities shall be as set forth in a certificate of designation filed in respect thereof.

V. REDEMPTION

A. MANDATORY REDEMPTION.

If any of the following events (each, a "MANDATORY REDEMPTION EVENT") shall occur:

(i) The Corporation (a) fails to issue shares of Common Stock to the holders of Class B Preferred Stock upon exercise by the holders of their conversion rights in accordance with the terms of this Certificate of Designation (for a period of at least thirty (30) days if such failure is solely as a result of the circumstances governed by the second paragraph of Article VI.E below and the Corporation is using its best efforts to authorize a sufficient number of shares of Common Stock as soon as practicable), (b) fails to transfer or to cause its transfer agent to transfer (electronically or in certificated form) any certificate for shares of Common Stock issued to the holders upon conversion of the Class B Preferred Stock as and when required by this Certificate of Designation or the Registration Rights Agreement, dated as of April 10, 2002, by and among the Corporation and the other signatory thereto (the "REGISTRATION RIGHTS AGREEMENT"), (c) fails to remove any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate or any shares of Common Stock issued to the holders of Class B Preferred Stock upon conversion of the Class B Preferred Stock as and when required by this Certificate of Designation, the Exchange Agreement dated as of April 10, 2002, by and between the Corporation and the other signatories thereto (the "EXCHANGE AGREEMENT") or the Registration Rights Agreement, or (d) fails to fulfill its obligations pursuant to the Exchange Agreement (or makes any announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for ten (10) days after the Corporation shall have been notified thereof in writing by any holder of Class B Preferred Stock;

(ii) The Corporation fails to obtain effectiveness of the Registration
Statement (as defined in the Registration Rights Agreement) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC"), prior to 210 days from the date of the Registration Rights Agreement, required to be filed pursuant to Section 2(a) of the Registration Rights Agreement, or fails to obtain the effectiveness of any additional Registration Statement (required to be filed pursuant to Section 3(b) of the Registration Rights Agreement) within thirty (30) days after the Registration Trigger Date (as defined in the Registration Rights Agreement), or any such Registration Statement, after its initial effectiveness and during the Registration Period (as defined in the Registration Rights Agreement), lapses in effect or sales of all of the Registrable Securities (as defined in the Registration Rights Agreement, the "REGISTRABLE SECURITIES") otherwise cannot be made thereunder (whether by reason of the Corporation's failure to amend or supplement the prospectus included therein in accordance with the Registration Rights Agreement, the Corporation's failure to file and obtain effectiveness with the SEC of an additional Registration Statement required to be filed pursuant to Section 3(b) of the Registration Rights Agreement or otherwise) for more than thirty (30) consecutive days or more than forty-five (45) days in any twelve (12) month period after such Registration Statement becomes effective;

(iii) The Corporation or any subsidiary of the Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for all or substantially all of its property or business; or such a receiver or trustee shall otherwise be appointed;

(iv) Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Corporation or any subsidiary of the Corporation;

(v) The Corporation shall fail to maintain the listing of the Common Stock on the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange, or the Over-the-Counter-Bulletin Board ("OTCBB"), then, upon the occurrence and during the continuation of any Mandatory Redemption Event specified in subparagraphs (i), (ii) or (v), at the option of the holders of at least 50% of the then outstanding shares of Class B Preferred Stock exercisable by delivery of written notice (the "Mandatory Redemption Notice") to the Corporation of such Mandatory Redemption Event, or upon the occurrence of any Mandatory Redemption Event specified in subparagraphs
(iii) or (iv), the then outstanding shares of Class B Preferred Stock shall become immediately redeemable and the Corporation shall purchase each holder's outstanding shares of Class B Preferred Stock for an amount per share equal to the greater of (1) 120% multiplied by the sum of (a) the Stated Value of the shares to be redeemed plus (b) any accrued and unpaid dividends for the period beginning on the Issue Date and ending on the date of payment of the Mandatory Redemption Amount (the "MANDATORY REDEMPTION DATE") plus (c) all Conversion Default Payments (as defined in Article VI.E below), Delivery Default Payments (as defined in Article VI.D below) and any other amounts owed to such holder pursuant to Section 2(c) of the Registration Rights Agreement or pursuant to the Exchange Agreement, and (2) the "PARITY VALUE" of the shares to be redeemed, where parity value means the product of (a) the highest number of shares of Common Stock issuable upon conversion of such shares of Class B Preferred Stock in accordance with Article VI below (without giving any effect to any limitations on conversions of shares contained herein, and treating the Trading Day (as defined in Article VI.B) immediately preceding the Mandatory Redemption Date as the "CONVERSION DATE" (as defined in Article VI.B(a)) for purposes of determining the lowest applicable Conversion Price, unless the Mandatory Redemption Event arises as a result of a breach in respect of a specific Conversion Date in which case such specific Conversion Date shall be the Conversion Date), multiplied by (b) the highest Closing Price (as defined below) for the Common Stock during the period beginning on the date of first occurrence of the Mandatory Redemption Event and ending one day prior to the Mandatory Redemption Date (the greater of such amounts being referred to as the "MANDATORY REDEMPTION AMOUNT"). "CLOSING PRICE," as of any date, means the last sale price of the Common Stock on the OTCBB as reported by Bloomberg Financial Markets or an equivalent reliable reporting service mutually acceptable to and hereafter designated by the holders of a majority in interest of the shares of Class B Preferred Stock and the Corporation ("BLOOMBERG") or, if OTCBB is not the principal trading market for such security, the last sale price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last sale price of such security is available in the over-the-counter market on the electronic bulletin board for such security or in any of the foregoing manners, the average of the bid prices of any market makers for such security that are listed in the "PINK SHEETS" by the National Quotation Bureau, Inc. If the Closing Price cannot be calculated for such security on such date in the manner provided above, the Closing Price shall be the fair market value as mutually determined by the Corporation and the holders of a majority in interest of shares of Class B Preferred Stock for which the calculation of the Closing Price is required.

B. TRADING MARKET REDEMPTION.

If the Class B Preferred Stock ceases to be convertible by any holder as a result of the limitations described in Article VI.A(c) below (a "TRADING MARKET REDEMPTION EVENT"), and the Corporation has not, prior to, or within thirty (30) days of, the date that such Trading Market Redemption Event arises, (i) obtained the Stockholder Approval (as defined in Article VI.A(c)) or (ii) eliminated any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Corporation or any of its securities on the Corporation's ability to issue shares of Common Stock in excess of the Maximum Share Amount (as defined in Article VI.A(c)), then the Corporation shall be obligated to redeem immediately all of the then outstanding Class B Preferred Stock, in accordance with this Article V.B. An irrevocable redemption notice

(the "TRADING MARKET REDEMPTION NOTICE") shall be delivered promptly to the holders of Class B Preferred Stock at their registered address appearing on the records of the Corporation and shall state (i) that the Maximum Share Amount (as defined in Article VI.A) has been issued upon exercise of the Class B Preferred Stock, (ii) that the Corporation is obligated to redeem all of the outstanding Class B Preferred Stock and (iii) the Mandatory Redemption Date, which shall be a date within five (5) business days of the earlier of (a) the date of the Trading Market Redemption Notice or (b) the date on which the holders of the Class B Preferred Stock notify the Corporation of the occurrence of a Trading Market Redemption Event. On the Mandatory Redemption Date, the Corporation shall make payment of the Mandatory Redemption Amount (as defined in Article V.A above) in cash.

C. OPTIONAL REDEMPTION.

Notwithstanding anything to the contrary contained in this Article V, so long as
(i) no Mandatory Redemption Event or Trading Market Redemption Event shall have occurred and be continuing, (ii) any Registration Statement required to be filed and be effective pursuant to the Registration Rights Agreement is then in effect and has been in effect and sales of all of the Registrable Securities can be made thereunder for at least twenty (20) days prior to the Optional Redemption Date (as defined below) and (iii) the Corporation has a sufficient number of authorized shares of Common Stock reserved for issuance upon full conversion of the Class B Preferred Stock, then at any time after the Issue Date, the Corporation shall have the right on any Trading Day to deliver written notice to the holders of Class B Preferred Stock (which notice may not be sent to the holders of the Class B Preferred Stock until the Corporation is permitted to redeem the Class B Preferred Stock pursuant to this Article V.C) of its intention to redeem all of the outstanding shares of Class B Preferred Stock in accordance with this Article V.C. Any notice (the "OPTIONAL REDEMPTION NOTICE") of redemption hereunder (an "OPTIONAL REDEMPTION") shall be delivered to the holders of Class B Preferred Stock at their registered addresses appearing on the books and records of the Corporation and shall state (1) that the Corporation is exercising its right to redeem all of the outstanding shares of Class B Preferred Stock issued and (2) the date of redemption (the "OPTIONAL REDEMPTION DATE"), which date shall be ten (10) Trading Days after the date of delivery of the Optional Redemption Notice. On the Optional Redemption Date, the Corporation shall make payment of the Optional Redemption Amount (as defined below) to or upon the order of the holders as specified by the holders in writing to the Corporation at least one (1) business day prior to the Optional Redemption Date. If the Corporation exercises its right to redeem the Class B Preferred Stock, the Corporation shall make payment to the holders of an amount in cash (the "OPTIONAL REDEMPTION AMOUNT") equal to 120% multiplied by the sum of (i) the Stated Value of the shares of Class B Preferred Stock to be redeemed plus (ii) any accrued and unpaid dividends for the period beginning on the Issue Date and ending on the Optional Redemption Date plus (iii) all Conversion Default Payments (as defined in Article VI.E below), Delivery Default Payments

(as defined in Article VI.D below) and any other amounts owed to such holder pursuant to Section 2(c) of the Registration Rights Agreement or pursuant to the Exchange Agreement, for each share of Class B Preferred Stock then held. Notwithstanding notice of an Optional Redemption, the holders shall at all times prior to the Optional Redemption Date maintain the right to convert all or any shares of Class B Preferred Stock in accordance with Article VI and any shares of Class B Preferred Stock so converted after receipt of an Optional Redemption Notice and prior to the Optional Redemption Date set forth in such notice and payment of the aggregate Optional Redemption Amount shall be deducted from the shares of Class B Preferred Stock which are otherwise subject to redemption pursuant to such notice. If the Corporation delivers an Optional Redemption Notice and fails to pay the Optional Redemption Amount due to the holders of the Class B Preferred Stock within two (2) business days following the Optional Redemption Date, the Corporation shall forever forfeit its right to redeem the Class B Preferred Stock pursuant to this Article V.C.

D. FAILURE TO PAY REDEMPTION AMOUNTS.

In the case of a Mandatory Redemption Event or the delivery of an Optional Redemption Notice, if the Corporation fails to pay the Mandatory Redemption Amount or Optional Redemption Amount within five (5) business days of written notice that such amount is due and payable, then (assuming there are sufficient authorized shares) in addition to all other available remedies, each holder of Class B Preferred Stock shall have the right at any time, so long as the Mandatory Redemption Event continues, or at any time after delivery of an Optional Redemption Notice, to require the Corporation, upon written notice, to immediately issue (in accordance with and subject to the terms of Article VI below), in lieu of the Mandatory Redemption Amount or the Optional Redemption Amount, the number of shares of Common Stock of the Corporation equal to such applicable redemption amount divided by any Conversion Price (as defined below), as chosen in the sole discretion of the holder of Class B Preferred Stock, in effect from the date of the Mandatory Redemption Event or the date of delivery of an Optional Redemption Notice until the date such holder elects to exercise its rights pursuant to this Article V.D.

VI. CONVERSION AT THE OPTION OF THE HOLDER

A. OPTIONAL CONVERSION

(a) CONVERSION AMOUNT.

Subject to the conversion restriction set forth in Article VI.A(b) below, each holder of shares of Class B Preferred Stock may, at its option at any time and from time to time, upon surrender of the certificates therefor, convert any or all of its shares of Class B Preferred Stock into Common Stock as set forth below (an "OPTIONAL CONVERSION"). Each share of Class B Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common

Stock as such Common Stock exists on the Issue Date, or any other shares of capital stock or other securities of the Corporation into which such Common Stock is thereafter changed or reclassified, as is determined by dividing (1) the sum of the Stated Value thereof plus any accrued and unpaid dividends by (2) the then effective Conversion Price (as defined below); provided, however, that in no event shall a holder of shares of Class B Preferred Stock be entitled to convert any such shares in excess of that number of shares upon conversion of which the sum of (x) the number of shares of Common Stock beneficially owned by the holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the shares of Class B Preferred Stock or the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (y) the number of shares of Common Stock issuable upon the conversion of the shares of Class B Preferred Stock with respect to which the determination of this proviso is being made, would result in beneficial ownership by a holder and such holder's affiliates of more than 4.9% of the outstanding shares of Common Stock. The holder may waive the limitations set forth herein by sixty-one (61) days written notice to the Corporation. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause (x) of such proviso.

(b) CONVERSION RESTRICTIONS.

Each holder of shares of Class B Preferred Stock shall not convert shares of Class B Preferred Stock received by such holder prior to 120 days following the Issue Date; provided, however, that the restriction on conversion set forth above shall not apply to conversions taking place on any Conversion Date (i) occurring on or after the date the Corporation makes a public announcement that it intends to merge or consolidate with any other corporation or sell or transfer substantially all of the assets of the Corporation or (ii) occurring on or after the date any person, group or entity (including the Corporation) publicly announces a tender offer to purchase 50% or more of the Corporation's Common Stock (or any other takeover scheme) or (iii) occurring on or after the date on which there is a material adverse change in the business, operation, assets, financial condition or prospects of the Corporation or its subsidiaries, taken as a whole, or (iv) occurring on or after the occurrence of any Mandatory Redemption Event or on or after the date of delivery of an Optional Redemption Notice.

(c) TRADING MARKET LIMITATION.

Unless the Corporation either (i) is permitted by the applicable rules and regulations of the principal securities market on which the Common Stock is listed or traded or (ii) has obtained approval of the issuance of the Common Stock upon conversion of or otherwise pursuant to the Class B Preferred Stock in accordance with applicable law and the rules and regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Corporation or any of its securities (the "STOCKHOLDER APPROVAL"), in no event shall the total number of shares of Common Stock issued upon conversion of or otherwise pursuant to the Class B Preferred Stock (including any shares of capital stock or rights to acquire shares of capital stock issued by the Corporation which are aggregated or integrated with the Common Stock issued or issuable upon conversion of or otherwise pursuant to the Class B Preferred Stock for purposes of any such rule or regulation) exceed the maximum number of shares of Common Stock that the Corporation can so issue pursuant to any rule of the principal United States securities market on which the Common Stock trades (the "MAXIMUM SHARE AMOUNT") which, as of the Issue Date, shall be 1,984,261 shares (19.99% of the total shares of Common Stock outstanding on the Issue Date), subject to equitable adjustments from time to time for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the Issue Date. With respect to each holder of Class B Preferred Stock, the Maximum Share Amount shall refer to such holder's pro rata share thereof determined in accordance with Article IX below. In the event that the sum of (x) the aggregate number of shares of Common Stock actually issued upon conversion of or otherwise pursuant to the outstanding Class B Preferred Stock plus (y) the aggregate number of shares of Common Stock that remain issuable upon conversion of or otherwise pursuant to the Class B Preferred Stock at the then effective Conversion Price, represents at least one hundred percent (100%) of the Maximum Share Amount (the "TRIGGERING EVENT"), the Corporation will use its best efforts to seek and obtain Stockholder Approval (or obtain such other relief as will allow conversions hereunder in excess of the Maximum Share Amount) as soon as practicable following the Triggering Event.

B. CONVERSION PRICE.

(a) CALCULATION OF CONVERSION PRICE.

Subject to subparagraph (b) below, the "CONVERSION PRICE" shall be the lesser of the Variable Conversion Price (as defined herein) and the Fixed Conversion Price (as defined herein), subject to adjustments pursuant to the provisions of
Article VI.C below. The "VARIABLE CONVERSION PRICE" shall mean the Market Price (as defined below), multiplied by .82. "MARKET PRICE" means the average of the lowest three (3) Intraday Trading Prices (as defined below) for the Common Stock during the thirty (30) Trading Day period ending one Trading Day prior to the date the Notice of Conversion is sent by the holder of Class B Preferred Stock to the Corporation via facsimile (the "PRICING PERIOD"). "INTRADAY TRADING PRICE" means, for any security as of any date, the intraday trading price on the OTCBB as reported by Bloomberg or, if the OTCBB is not the principal trading market for such security, the intraday trading price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no intraday trading price of such security is available in any of the foregoing manners, the average of the intraday trading prices of any market makers for such security that are listed in the "pink sheets" by the National Quotation Bureau, Inc. If the Intraday Trading Price cannot be calculated for such security on such date in the manner provided above, the Intraday Trading Price shall be the fair market value as mutually determined by the Corporation and the holders of a majority in interest of the Class B Preferred Stock for which the calculation of the Intraday Trading Price of Common Stock is required in order to determine the Conversion Price of such Class B Preferred Stock. "TRADING DAY" shall mean any day on which the Common Stock is traded for any period on the OTCBB, or on the principal securities exchange or other securities market on which the Common Stock is then being traded. The "FIXED CONVERSION PRICE" shall mean $.086.

(b) CONVERSION PRICE DURING MAJOR ANNOUNCEMENTS.

Notwithstanding anything contained in subparagraph (a) of this Paragraph B to the contrary, in the event the Corporation (i) makes a public announcement that it intends to consolidate or merge with any other corporation (other than a merger in which the Corporation is the surviving or continuing corporation and its capital stock is unchanged) or sell or transfer all or substantially all of the assets of the Corporation or (ii) any person, group or entity (including the Corporation) publicly announces a tender offer to purchase 50% or more of the Corporation's Common Stock (or any other takeover scheme) (the date of the announcement referred to in clause (i) or (ii) is hereinafter referred to as the "ANNOUNCEMENT DATE"), then the Conversion Price shall, effective upon the Announcement Date and continuing through the Adjusted Conversion Price Termination Date (as defined below), be equal, for each such date, to the lower of (x) the Conversion Price which would have been applicable for an Optional Conversion occurring on the Announcement Date and (y) the Conversion Price that would otherwise be in effect. From and after the Adjusted Conversion Price Termination Date, the Conversion Price shall be determined as set forth in subparagraph (a) of this Article VI.B. For purposes hereof, "ADJUSTED CONVERSION PRICE TERMINATION Date" shall mean, with respect to any proposed transaction or tender offer (or takeover scheme) for which a public announcement as contemplated by this subparagraph (b) has been made, the date upon which the Corporation (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) consummates or publicly announces the termination or abandonment of the proposed transaction or tender offer (or takeover scheme) which caused this subparagraph (b) to become operative.

C. ADJUSTMENTS TO CONVERSION PRICE.

The Conversion Price shall be subject to adjustment from time to time as follows:

(a) ADJUSTMENT TO CONVERSION PRICE DUE TO STOCK SPLIT, STOCK DIVIDEND, ETC.

If at any time when Class B Preferred Stock is issued and outstanding, the number of outstanding shares of Common Stock is increased or decreased by a stock split, stock dividend, combination, reclassification, rights offering below the Trading Price (as defined below) to all holders of Common Stock or other similar event, which event shall have taken place during the reference period for determination of the Conversion Price for any Optional Conversion of the Class B Preferred Stock, then the Conversion Price shall be calculated giving appropriate effect to the stock split, stock dividend, combination, reclassification or other similar event. In such event, the Corporation shall notify the Transfer Agent of such change on or before the effective date thereof. "TRADING PRICE," which shall be measured as of the record date in respect of the rights offering, means (i) the average of the last reported sale prices for the shares of Common Stock on the OTCBB as reported by Bloomberg, as applicable, for the five (5) Trading Days immediately preceding such date, or
(ii) if OTCBB is not the principal trading market for the shares of Common Stock, the average of the last reported sale prices on the principal trading market for the Common Stock during the same period as reported by Bloomberg, or
(iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Trading Price shall be the fair market value as reasonably determined in good faith by (a) the Board of Directors of the Corporation or,
(b) at the option of a majority-in-interest of the holders of the outstanding Class B Preferred Stock by an independent investment bank of nationally recognized standing in the valuation of businesses similar to the business of the Corporation.

(b) ADJUSTMENT DUE TO MERGER, CONSOLIDATION, ETC.

If, at any time when Class B Preferred Stock is issued and outstanding and prior to the conversion of all Class B Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Corporation shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Corporation or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Corporation other than in connection with a plan of complete liquidation of the Corporation (each, a "CHANGE OF CONTROL TRANSACTION"), then the holders of Class B Preferred Stock shall thereafter have the right to receive upon conversion of the Class B Preferred Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the holders of Class B Preferred Stock would have been entitled to receive in such transaction had the Class B Preferred Stock been converted in full immediately prior to such transaction (without regard to any limitations on conversion contained herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders of Class B Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares of

Common Stock issuable upon conversion of the Class B Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion of Class B Preferred Stock. The Corporation shall not effect any transaction described in this subsection (b) unless (a) it first gives, to the extent practical, thirty
(30) days' prior written notice (but in any event at least fifteen (15) business days prior written notice) of the record date of the special meeting of stockholders to approve, or if there is no such record date, the consummation of, such Change of Control Transaction (during which time the holders of Class B Preferred Stock shall be entitled to convert the Class B Preferred Stock) and
(b) the resulting successor or acquiring entity (if not the Corporation) and, if an entity different from the successor or acquiring entity, the entity whose capital stock or assets the holders of the Common Stock are entitled to receive as a result of such Change of Control Transaction, assumes by written instrument the obligations of this Certificate of Designation (including this subsection
(b)). The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

(c) OTHER SECURITIES OFFERINGS.

If, at any time after the Issue Date, the Corporation sells Common Stock or securities convertible into, or exchangeable for, Common Stock, other than a sale pursuant to a bona fide firm commitment underwritten public offering of Common Stock by the Corporation (not including a continuous offering pursuant to Rule 415 under the Securities Act of 1933, as amended) (collectively, the "OTHER COMMON STOCK"), then, if the effective or maximum sales price of the Common Stock with respect to such transaction (including the effective or maximum conversion, or exchange price) (the "OTHER PRICE") is less than the effective Conversion Price of the Class B Preferred Stock at such time and such Other Common Stock is eligible for resale prior to the date that is 210 days following the Issue Date, at the option of each holder of Class B Preferred Stock, the Corporation shall adjust the Conversion Price applicable to the Class B Preferred Stock not yet converted in form and substance reasonably satisfactory to the holders of Class B Preferred Stock so that the Conversion Price applicable to the Class B Preferred Stock shall not, in any event, be greater, after giving effect to all other adjustments contained herein, than the Other Price.

(d) ADJUSTMENT DUE TO DISTRIBUTION.

Subject to Article III, if the Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Corporation's shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a "DISTRIBUTION"), then the holders of Class B Preferred Stock shall be entitled, upon any conversion of shares of Class B

Preferred Stock after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the holder with respect to the shares of Common Stock issuable upon such conversion had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

(e) PURCHASE RIGHTS.

Subject to Article III, if at any time when any Class B Preferred Stock is issued and outstanding, the Corporation issues any convertible securities or rights to purchase stock, warrants, securities or other property (the "PURCHASE RIGHTS") pro rata to the record holders of any class of Common Stock, then the holders of Class B Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Class B Preferred Stock (without regard to any limitations on conversion contained herein) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(f) ADJUSTMENT FOR RESTRICTED PERIODS.

In the event that (i) the Corporation fails to obtain effectiveness with the SEC of any Registration Statement required to be filed pursuant to the Registration Rights Agreement on or prior to the date on which such Registration Statement is required to become effective pursuant to the terms of the Registration Rights Agreement, or (ii) any such Registration Statement after its initial effectiveness and during the Registration Period (as defined in the Registration Rights Agreement) lapses in effect, or sales of all the Registrable Securities otherwise cannot be made thereunder, whether by reason of the Corporation's failure or inability to amend or supplement the prospectus (the "PROSPECTUS") included therein in accordance with the Registration Rights Agreement or otherwise, after such Registration Statement becomes effective (including, without limitation, during an Allowed Delay (as defined in Section 3(f) of the Registration Rights Agreement)), then, at the election of each holder of Class B Preferred Stock, the Pricing Period shall be comprised of, (x) in the case of an event described in clause (i), the thirty-two (32) Trading Days preceding the date on which such Registration Statement is required to become effective pursuant to the terms of the Registration Rights Agreement, plus all Trading Days through and including the third (3rd) Trading Day following the date of actual effectiveness of such Registration Statement; and (y) in the case of an event described in clause (ii), the thirty-two (32) Trading Days preceding the date on which the holder of the Class B Preferred Stock is first notified that sales may not be made under the Prospectus, plus all Trading Days through and including the third (3rd) Trading Day following the date on which the Holder is first notified that such sales may again be made under the Prospectus. If a holder of Class B Preferred Stock determines that sales may not be made pursuant to the Prospectus (whether by reason of the Corporation's failure or inability to amend or supplement the Prospectus or otherwise) it shall so notify the Corporation in writing and, unless the Corporation provides such holder with a written opinion of the Corporation's counsel to the contrary, such determination shall be binding for purposes of this paragraph.

D. MECHANICS OF CONVERSION.

In order to convert Class B Preferred Stock into full shares of Common Stock, a holder of Class B Preferred Stock shall: (i) submit a copy of the fully executed notice of conversion in the form attached hereto as Exhibit A ("NOTICE OF CONVERSION") to the Corporation by facsimile dispatched prior to 6:00 p.m., Los Angeles, California time (the "CONVERSION NOTICE DEADLINE") on the date specified therein as the Conversion Date (as defined in Article VI.D(d)) (or by other means resulting in, or reasonably expected to result in, notice to the Corporation on the Conversion Date) to the office of the Corporation or its designated Transfer Agent for the Class B Preferred Stock, which notice shall specify the number of shares of Class B Preferred Stock to be converted, the applicable Conversion Price and a calculation of the number of shares of Common Stock issuable upon such conversion (together with a copy of the first page of each certificate to be converted); and (ii) surrender the original certificates representing the Class B Preferred Stock being converted (the "PREFERRED STOCK CERTIFICATES"), duly endorsed, along with a copy of the Notice of Conversion to the office of the Corporation or the Transfer Agent for the Class B Preferred Stock as soon as practicable thereafter. The Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion, unless either the Preferred Stock Certificates are delivered to the Corporation or its Transfer Agent as provided above, or the holder notifies the Corporation or its Transfer Agent that such certificates have been lost, stolen or destroyed (subject to the requirements of subparagraph (a) below). In the case of a dispute as to the calculation of the Conversion Price, the Corporation shall promptly issue such number of shares of Common Stock that are not disputed in accordance with subparagraph (b) below. The Corporation shall submit the disputed calculations to its outside accountant via facsimile within two (2) business days of receipt of the Notice of Conversion. The accountant shall audit the calculations and notify the Corporation and the holder of the results no later than 48 hours from the time it receives the disputed calculations. The accountant's calculation shall be deemed conclusive absent manifest error.

(a) LOST OR STOLEN CERTIFICATES.

Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of Class B Preferred Stock, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Corporation, and upon surrender and cancellation of the Preferred Stock Certificate(s), if mutilated, the Corporation shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date.

(b) DELIVERY OF COMMON STOCK UPON CONVERSION.

Upon the surrender of certificates as described above together with a Notice of Conversion, the Corporation shall issue and, within two (2) business days after such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of agreement and indemnification pursuant to subparagraph (a) above) (the "DELIVERY PERIOD"), deliver (or cause its Transfer Agent to so issue and deliver) in accordance with the terms hereof and the Exchange Agreement (including, without limitation, in accordance with the requirements of the Exchange Agreement) to or upon the order of the holder (i) that number of shares of Common Stock for the portion of the shares of Class B Preferred Stock converted as shall be determined in accordance herewith and (ii) a certificate representing the balance of the shares of Class B Preferred Stock not converted, if any. In addition to any other remedies available to the holder, including actual damages and/or equitable relief, the Corporation shall pay to a holder $2,000 per day in cash for each day beyond a two (2) day grace period following the Delivery Period that the Corporation fails to deliver Common Stock (a "DELIVERY DEFAULT") issuable upon surrender of shares of Class B Preferred Stock with a Notice of Conversion until such time as the Corporation has delivered all such Common Stock (the "DELIVERY DEFAULT PAYMENTS"). Such Delivery Default Payments shall be paid to such holder by the fifth day of the month following the month in which it has accrued or, at the option of the holder (by written notice to the Corporation by the first day of the month following the month in which it has accrued), shall be convertible into Common Stock in accordance with the terms of this Article VI.

In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Corporation's Transfer Agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the holder and its compliance with the provisions contained in Article VI.A and in this Article VI.D, the Corporation shall use its best efforts to cause its Transfer Agent to electronically transmit the Common Stock issuable upon conversion to the holder by crediting the account of holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. The time periods for delivery and penalties described in the immediately preceding paragraph shall apply to the electronic transmittals described herein.

(c) NO FRACTIONAL SHARES.

If any conversion of Class B Preferred Stock would result in a fractional share of Common Stock or the right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion of the Class B Preferred Stock shall be the next higher number of shares.

(d) CONVERSION DATE.

The "CONVERSION DATE" shall be the date specified in the Notice of Conversion, provided that the Notice of Conversion is submitted by facsimile (or by other means resulting in, or reasonably expected to result in, notice) to the Corporation or its Transfer Agent before 6:00 p.m., Los Angeles, California time, on the date so specified, otherwise the Conversion Date shall be the first business day after the date so specified on which the Notice of Conversion is actually received by the Corporation or its Transfer Agent. The person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such securities as of the Conversion Date and all rights with respect to the shares of Class B Preferred Stock surrendered shall forthwith terminate except the right to receive the shares of Common Stock or other securities or property issuable on such conversion and except that the holders preferential rights as a holder of Class B Preferred Stock shall survive to the extent the Corporation fails to deliver such securities.

E. RESERVATION OF SHARES.

A number of shares of the authorized but unissued Common Stock sufficient to provide for the conversion of the Class B Preferred Stock outstanding (based on the lesser of the then current Variable Conversion Price and the Fixed Conversion Price in effect from time to time) shall at all times be reserved by the Corporation, free from preemptive rights, for such conversion or exercise. As of the date of issuance of the Class B Preferred Stock, 200% of the authorized and unissued shares of Common Stock have been duly reserved for issuance upon conversion of the Class B Preferred Stock (the "RESERVED AMOUNT"). The Reserved Amount shall be increased from time to time in accordance with the Corporation's obligations pursuant to the Exchange Agreement and Registration Rights Agreement. In addition, if the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Class B Preferred Stock shall be convertible, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Class B Preferred Stock.

If at any time a holder of shares of Class B Preferred Stock submits a Notice of Conversion, and the Corporation does not have sufficient authorized but unissued shares of Common Stock available to effect such conversion in accordance with the provisions of this Article VI (a "CONVERSION Default"), subject to Article IX, the Corporation shall issue to the holder all of the shares of Common Stock which are available to effect such conversion. The number of shares of Class B

Preferred Stock included in the Notice of Conversion which exceeds the amount which is then convertible into available shares of Common Stock (the "EXCESS AMOUNT") shall, notwithstanding anything to the contrary contained herein, not be convertible into Common Stock in accordance with the terms hereof until (and at the holder's option at any time after) the date additional shares of Common Stock are authorized by the Corporation to permit such conversion, at which time the Conversion Price in respect thereof shall be the lesser of (i) the Conversion Price on the Conversion Default Date (as defined below) and (ii) the Conversion Price on the Conversion Date elected by the holder in respect thereof. The Corporation shall use its best efforts to effect an increase in the authorized number of shares of Common Stock as soon as possible following the earlier of (i) such time that a holder of Class B Preferred Stock notifies the Corporation or that the Corporation otherwise becomes aware that there are or likely will be insufficient authorized and unissued shares to allow full conversion thereof and (ii) a Conversion Default. In addition, the Corporation shall pay to the holder payments ("CONVERSION DEFAULT PAYMENTS") for a Conversion Default in the amount of (a) .24, multiplied by (b) the sum of the Stated Value plus any accrued and unpaid dividends through the Authorization Date (as defined below), multiplied by (c) (N/365), where N = the number of days from the day the holder submits a Notice of Conversion giving rise to a Conversion Default (the "Conversion Default Date") to the date (the "Authorization Date") that the Corporation authorizes a sufficient number of shares of Common Stock to effect conversion of the full number of shares of Class B Preferred Stock. The Corporation shall send notice to the holder of the authorization of additional shares of Common Stock, the Authorization Date and the amount of holder's accrued Conversion Default Payments. The accrued Conversion Default Payment for each calendar month shall be paid in cash or shall be convertible into Common Stock at the applicable Conversion Price, at the holder's option, as follows:

(a) In the event the holder elects to take such payment in cash, cash payment shall be made to holder by the fifth day of the month following the month in which it has accrued; and

(b) In the event the holder elects to take such payment in Common Stock, the holder may convert such payment amount into Common Stock at the Conversion Price (as in effect at the time of Conversion) at any time after the fifth day of the month following the month in which it has accrued in accordance with the terms of this Article VI (so long as there is then a sufficient number of authorized shares of Common Stock).

The holder's election shall be made in writing to the Corporation at any time prior to 6:00 p.m., Los Angeles, California time, on the third (3rd) day of the month following the month in which Conversion Default payments have accrued. If no election is made, the holder shall be deemed to have elected to receive cash. Nothing herein shall limit the holder's right to pursue actual damages (to the extent in excess of the Conversion Default Payments) for the Corporation's failure to maintain a sufficient number of authorized shares of Common Stock, and each holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

F. NOTICE OF CONVERSION PRICE ADJUSTMENTS.

Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Article VI, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Class B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Class B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth
(i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a share of Class B Preferred Stock.

G. STATUS AS STOCKHOLDERS.

Upon submission of a Notice of Conversion by a holder of Class B Preferred Stock, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such holder's allocated portion of the Reserved Amount or Maximum Share Amount) shall be deemed converted into shares of Common Stock and (ii) the holder's rights as a holder of such converted shares of Class B Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. Notwithstanding the foregoing, if a holder has not received certificates for all shares of Common Stock prior to the tenth
(10th) business day after the expiration of the Delivery Period with respect to a conversion of shares of Class B Preferred Stock for any reason, then (unless the holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Corporation) the holder shall regain the rights of a holder of such shares of Class B Preferred Stock with respect to such unconverted shares of Class B Preferred Stock and the Corporation shall, as soon as practicable, return such unconverted shares of Class B Preferred Stock to the holder or, if such shares of Class B Preferred Stock have not been surrendered, adjust its records to reflect that such shares of Class B Preferred Stock have not been converted. In all cases, the holder shall retain all of its rights and remedies (including, without limitation, (i) the right to receive Delivery Default Payments pursuant to Article VI.E to the extent required thereby for such Delivery Default and any subsequent Delivery Default and (ii) the right to have the Conversion Price with respect to subsequent conversions determined in accordance with Article VI.E.) for the Corporation's failure to convert the Class B Preferred Stock.

VII. VOTING RIGHTS

The holders of the Class B Preferred Stock have no voting power whatsoever, except as otherwise provided by the Nevada General Corporation Law, in this
Article VII, and in Article VIII below.

Notwithstanding the above, the Corporation shall provide each holder of Class B Preferred Stock with prior notification of any meeting of the shareholders (and copies of proxy materials and other information sent to shareholders). In the event of any taking by the Corporation of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Corporation, or any proposed liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each holder, at least ten (10) days prior to the record date specified therein (or thirty (30) days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

To the extent that under the Nevada General Corporation Law the vote of the holders of the Class B Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Class B Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Class B Preferred Stock (except as otherwise may be required under the Nevada General Corporation Law) shall constitute the approval of such action by the class. To the extent that under the Nevada General Corporation Law holders of the Class B Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Class B Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated. Holders of the Class B Preferred Stock shall be entitled to notice of all shareholder meetings or written consents (and copies of proxy materials and other information sent to shareholders) with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's bylaws and the Nevada General Corporation Law.

VIII. PROTECTIVE PROVISIONS

So long as shares of Class B Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by the Nevada General Corporation Law of the holders of at least a majority of the then outstanding shares of Class B Preferred Stock:

(a) alter, amend or repeal (whether by merger, consolidation or otherwise) the rights, preferences or privileges of the Class B Preferred Stock or any capital stock of the Corporation so as to affect adversely the Class B Preferred Stock;

(b) create any new class or series of capital stock having a preference over the Class B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Article II hereof, "SENIOR SECURITIES");

(c) create any new class or series of capital stock ranking pari passu with the Class B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Article II hereof, "PARI PASSU SECURITIES");

(d) increase the authorized number of shares of Class B Preferred Stock;

(e) issue any Senior Securities or Pari Passu Securities;

(f) increase the par value of the Common Stock, or

(g) do any act or thing not authorized or contemplated by this Certificate of Designation which would result in taxation of the holders of shares of the Class B Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

In the event holders of at least a majority of the then outstanding shares of Class B Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Class B Preferred Stock, pursuant to subsection (a) above, so as to affect the Class B Preferred Stock, then the Corporation will deliver notice of such approved change to the holders of the Class B Preferred Stock that did not agree to such alteration or change (the "DISSENTING HOLDERS") and Dissenting Holders shall have the right for a period of thirty (30) days to convert pursuant to the terms of this Certificate of Designation as they exist prior to such alteration or change or continue to hold their shares of Class B Preferred Stock.

IX. PRO RATA ALLOCATIONS

The Maximum Share Amount and the Reserved Amount (including any increases thereto) shall be allocated by the Corporation pro rata among the holders of

Class B Preferred Stock based on the number of shares of Class B Preferred Stock issued to each holder. Each increase to the Maximum Share Amount and the Reserved Amount shall be allocated pro rata among the holders of Class B Preferred Stock based on the number of shares of Class B Preferred Stock held by each holder at the time of the increase in the Maximum Share Amount or Reserved Amount. In the event a holder shall sell or otherwise transfer any of such holder's shares of Class B Preferred Stock, each transferee shall be allocated a pro rata portion of such transferor's Maximum Share Amount and Reserved Amount. Any portion of the Maximum Share Amount or Reserved Amount which remains allocated to any person or entity which does not hold any Class B Preferred Stock shall be allocated to the remaining holders of shares of Class B Preferred Stock, pro rata based on the number of shares of Class B Preferred Stock then held by such holders.

SECTION 3. PREFERRED STOCK. Shares of Preferred Stock may be issued from time to time in one or more classes or series as the Board of Directors, by resolution or resolutions, may from time to time determine, each of said classes or series to be distinctively designated. The voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, if any, of each such class or series may differ from those of any and all other classes or series of Preferred Stock at any time outstanding, and the Board of Directors is hereby expressly granted authority, subject to any limitations contained in any class or series of Preferred Stock at any time outstanding, to fix or alter, by resolution or resolutions, the designation, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of each such class or series, including, but without limiting the generality of the foregoing, the following:

(i) The distinctive designation of, and the number of shares of Preferred
Stock that shall constitute, such class or series, which number (except as otherwise provided by the Board of Directors in the resolution establishing such class or series) may be increased or decreased (but not below the number of shares of such class or series then outstanding) from time to time by like action of the Board of Directors;

(ii) The rights in respect of dividends, if any, of such class or series of Preferred Stock, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes or any other series of the same or other class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or noncumulative;

(iii) The right, if any, of the holders of such class or series of Preferred Stock to convert the same into, or exchange the same for, shares of any other class or classes or of any other series of the same or any other class or classes of capital stock of the Corporation and the terms and conditions of such conversion or exchange;

(iv) Whether or not shares of such class or series of Preferred Stock shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, shares of such class or series of Preferred Stock may be redeemed;

(v) The rights, if any, of the holders of such class or series of Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation or in the event of any merger or consolidation of or sale of assets by the Corporation;

(vi) The terms of any sinking fund or redemption or purchase account, if any, to be provided for shares of such class or series of Preferred Stock;

(vii) The voting powers, if any, of the holders of any class or series of Preferred Stock generally or with respect to any particular matter, which may be less than, equal to or greater than one vote per share, and which may, without limiting the generality of the foregoing, include the right, voting as a class or series by itself or together with the holders of any other class or classes or series of the same or other class or classes of Preferred Stock or all classes or series of Preferred Stock, to elect one or more directors of the Corporation (which, without limiting the generality of the foregoing, may include a specified number or portion of the then-existing number of authorized directorships of the Corporation, or a specified number or portion of directorships in addition to the then-existing number of authorized directorships of the Corporation) generally or under such specific circumstances and on such conditions, as shall be provided in the resolution or resolutions of the Board of Directors adopted pursuant hereto; and

(viii) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as the Board of Directors shall determine.

================================================================================

EXHIBIT B

                          AMENDED AND RESTATED BYLAWS
                                       OF
                                 WI-FI TV, INC.

                                   ARTICLE I

                                    OFFICES

SECTION 1. REGISTERED OFFICE. The registered office of the corporation in the State of Nevada shall be designated by the Board of Directors in accordance with applicable law.

SECTION 2. OTHER OFFICES. The corporation may also have offices in such other places, both within and without the State of Nevada, as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

SECTION 1. PLACE OF ANNUAL MEETINGS. Annual meetings of the stockholders shall be held at the office of the corporation in the City of Newport Beach, State of California or at such other place, within or without the State of California, as shall be designated by the Board of Directors.

SECTION 2. DATE OF ANNUAL MEETINGS; ELECTION OF DIRECTORS. Annual meetings of the stockholders shall be held at such time and date as the Board of Directors shall determine. At each such annual meeting, the stockholders of the corporation shall elect a Board of Directors by plurality vote and transact such other business as may properly be brought before the meeting in accordance with
Section 12 of this Article II.

SECTION 3. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, by the Articles of Incorporation or by these Bylaws, may be called by the President and shall be called by the President and Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting and shall contain the information required in notices of meetings as described in Section 4 of this Article II.

SECTION 4. NOTICES OF MEETINGS. Notices of meetings of the stockholders shall be in writing and signed by the President, a Vice President, the Secretary, an Assistant Secretary, or by such other person or persons as the directors shall designate. Such notice shall state the purpose or purposes for which the meeting is called and the time when, and the place where, it is to be held. A copy of such notice shall be either delivered personally or shall be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting. If mailed, it shall be directed to the stockholder at his address as it appears upon the records of the corporation, and upon such mailing of any such notice, the service thereof shall be complete, and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder. Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. Notice delivered or mailed to a stockholder in accordance with the provisions of these Bylaws and the provisions, if any, of the Articles of Incorporation is sufficient, and in the event of the transfer of such stockholder's stock after such delivery or mailing and before the holding of the meeting, it is not necessary to deliver or mail notice of the meeting to the transferee.

SECTION 5. QUORUM. For proposals presented for approval of stockholders generally, the holders of a majority of the voting power entitled to vote on such proposals, represented in person or by proxy, will constitute a quorum for the purpose of voting on such proposals. For proposals presented for approval of a single class of the corporation's capital stock voting as a separate class, the holders of a majority of the voting power of the class entitled to vote on such proposals, represented in person or by proxy, will constitute a quorum for the purpose of voting on such proposals. For proposals that are presented for approval of stockholders generally and also are presented for approval of a single class of the corporation's capital stock voting as a separate class, the holders of a majority of the voting power entitled to vote on proposals presented for approval of stockholders generally, represented in person or by proxy, together with the holders of a majority of the voting power of the class entitled to vote on such proposals as a separate class, will constitute a quorum for the purpose of voting on such proposals. Regardless of whether or not a quorum is present or represented at any annual or special meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present in person or represented by proxy, provided that when any stockholders' meeting is adjourned for more than forty-five (45) days, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally noticed.

SECTION 6. VOTE REQUIRED. When a quorum is present or represented at any meeting, the affirmative vote of the holders of a majority of the voting power represented in person or by proxy and entitled to vote on a proposal will constitute the act of the stockholders with regard to that proposal, unless the proposal is one which, by express provision of applicable law, the Articles of Incorporation or these Bylaws, requires a different vote, in which case such express provision shall govern and control the vote on such proposal. The stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

SECTION 7. SHARE VOTING. The Shareholders entitled to notice of any meeting or to vote at any such meeting shall be only those persons in whose name shares stand on the stock records of the Corporation on the record date determined in accordance with Section 8 of this Article II.

Voting shall in all cases be subject to the provisions of Chapter 7 of the Nevada Revised Statutes, Annotated and to the following provisions:

(a) subject to clause (g) of this Section 7, shares held by an administrator, executor, guardian, conservator or custodian may be voted by such holder either in person or by proxy, without a transfer of such shares into the holder's name; and shares standing in the name of a trustee may be voted by the trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by such trustee without a transfer of such shares into the trustee's name;

(b) shares standing in the name of a receiver may be voted by such receiver; and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the receiver's name if authority to do so is contained in the order of the court by which such receiver was appointed;

(c) subject to the provisions of Section 705 of the Nevada General
Corporation Law, and except where otherwise agreed in writing between the parties, a shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred;

(d) shares standing in the name of a minor may be voted and the Corporation may treat all rights incident thereto as exercisable by the minor, in person or by proxy, whether or not the Corporation has notice, actual or constructive, of the minority of such person, unless a guardian of the minor's property has been expressly appointed and written notice of such appointment delivered to the Secretary prior to any meeting at which such minor would otherwise be entitled to attend and vote;

(e) shares of the Corporation standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy holder as the bylaws of such other corporation may prescribe or, in the absence of such provision, as the board of directors of such other corporation may determine or, in the absence of such determination, by the chairman of the board, president or any vice president of such other corporation, or by any other person authorized to do so by the board, president or any vice president of such other corporation; shares which are purported to be voted or any proxy purported to be executed in the name of a corporation (whether or not any title of the person signing is indicated) shall be presumed to be voted or the proxy executed in accordance with the provisions of this subdivision, unless the contrary is shown;

(f) shares of the Corporation owned by any subsidiary shall not be entitled to vote on any matter;

(g) shares held by the Corporation in a fiduciary capacity, and shares of the Corporation held in a fiduciary capacity by any subsidiary, shall not be entitled to vote on any matter, except to the extent that the settlor or beneficial owner possesses and exercises a right to vote or to give the Corporation binding instructions as to how to vote such shares; and

(h) if shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a shareholder voting agreement or otherwise, or if two or more persons (including proxyholders) have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

(i) if only one person votes, such act binds all;

(ii) if more than one person votes, the act of the majority so voting binds all; and

(iii) if more than one person votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question pro rata in accordance with such faction's percentage interest therein , and if such vote is still evenly split, the effect thereof will be to cancel out each faction's vote with respect to such matter.

If the instrument so filed or the registration of the shares show that any such tenancy is held in unequal interests, a majority or even split for the purpose of this section shall be a majority or even split in interest.

Each Shareholder eligible to vote at any election for a director of the Corporation (hereinafter referred to as a "Director"), shall be entitled to vote each of his or her shares for each Director's seat to be filled. Elections need not be by ballot, provided, however, that all elections for Directors must be by ballot upon demand made by any eligible Shareholder at the meeting and before the voting begins.

In any election for Directors, the candidates receiving the highest number of votes of the shares entitled to be voted at such meeting shall be the duly elected Directors. Nominees may be put up for vote as Directors either individually or in slates comprised of two or more such nominees, and the votes therefor shall be held accordingly.

SECTION 8. CONDUCT OF MEETINGS. Subject to the requirements of the statutes of Nevada, and the express provisions of the Articles of Incorporation and these Bylaws, all annual and special meetings of stockholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any annual or special meeting of stockholders shall be designated by the Board of Directors and, in the absence of any such designation, shall be the President of the corporation.

SECTION 9. PROXIES. At any meeting of the stockholders, any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the above, any proxy duly executed is not revoked and continues in full force and effect until (i) an instrument revoking it or duly executed proxy bearing a later date is filed with the Secretary of the corporation or, (ii) the person executing the proxy attends such meeting and votes the shares subject to the proxy, or (iii) written notice of the death or incapacity of the maker of such proxy is received by the corporation before the vote pursuant thereto is counted. No proxy or power of attorney shall be used to vote at a meeting of the stockholders unless it shall have been filed with the secretary of the meeting when required by the inspectors of election.

SECTION 10. ACTION BY WRITTEN CONSENT. Unless otherwise restricted by the corporation's Articles of Incorporation or by applicable law, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation's Secretary. Prompt notice of the taking of the corporation action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

The Board of Directors may fix a record date for the determination of stockholders entitled to consent to corporate action in writing without a meeting, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date is set, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Secretary of the corporation.

SECTION 11. INSPECTORS OF ELECTION. In advance of any meeting of stockholders, the Board of Directors may appoint inspectors of election to act at such meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, then, unless other persons are appointed by the Board of Directors prior to the meeting, the chairman of any such meeting shall appoint inspectors of election (or persons to replace those who fail to appear or refuse to act) at the meeting. The number of inspectors shall not exceed three.

The duties of such inspectors shall include: (a) determining the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies; (b) receiving votes, ballots or consents; (c) hearing and determining all challenges and questions in any way arising in connection with the right to vote; (d) counting and tabulating all votes or consents and determining the result; and (e) taking such other action as may be proper to conduct the election or vote with fairness to all stockholders. In the determination of the validity and effect of proxies, the dates contained on the forms of proxy shall presumptively determine the order of execution of the proxies, regardless of the postmark dates on the envelopes in which they are mailed. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

SECTION 12. ACTION AT MEETINGS OF STOCKHOLDERS. No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the annual meeting by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 12 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 12.

In addition to any other applicable requirements, for business properly to be brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Chairman of the Board, if any, the President, or the Secretary of the corporation.

To be timely, a stockholder's notice which includes a proposal for the company's annual meeting must be received at the principal executive offices of the corporation not less than one hundred twenty (120) days before the date of the company's proxy statement released to shareholders in connection with the previous year's annual meeting; provided, however, that in the event the company did not hold an annual meeting the previous year or if the date of this year's annual meeting has been changed by more than thirty (30) days from the date of the previous year's meeting, then the deadline is a reasonable time before the company begins to print and mail its proxy materials. For a stockholder's notice which includes a proposal for a meeting of stockholders other than a regularly scheduled annual meeting, the deadline is a reasonable time before the company begins to print and mail its proxy materials. Notwithstanding any of the provisions contained herein, any notice which includes a proposal which seeks action by the corporation's stockholders at any meeting shall comply with the guidelines established by Regulation 14A of the Securities Exchange Act of 1934, as amended, to the extent such regulation is then applicable to the corporation.

To be in proper written form, a stockholder's notice must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and
(v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 12; provided, however, that, once business has been brought properly before the annual meeting in accordance with such procedures, nothing in this Section 12 shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting determines that business was not brought properly before the annual meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not brought properly before the meeting and such business shall not be transacted.

Whenever all parties entitled to vote at any meeting consent either by a writing on the records of the meeting or filed with the Secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meetings shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

Whenever any notice whatever is required to be given under the provisions of Nevada law, of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

SECTION 13. ADJOURNED MEETING AND NOTICE THEREOF. Any Shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by a proxy thereat, but in the absence of a quorum (except as provided in Section 5 of this Article II) no other business may be transacted at such meeting.

It shall not be necessary to give any notice of the time and place of the meeting to be reconvened or of the business to be transacted thereat, other than by announcement at the meeting at which such adjournment is taken; provided, however, that when any Shareholders' meeting is adjourned for more than forty-five (45) days or, if after adjournment a different record date is fixed as to when the adjourned meeting will be reconvened, notice setting the date of the reconvened meeting shall be given as in the case of an original meeting.

ARTICLE III

DIRECTORS

SECTION 1. POWERS. Subject to limitations contained in the Articles of Incorporation of the Corporation as filed with the Secretary of State of the State of Nevada, and as the same may be amended from time to time in accordance with applicable law (the "Articles"), in the Bylaws, and in the Nevada Revised Statutes, Annotated relating to corporate actions requiring approval by the shareholders, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board. The Board may delegate the management of the day to day operation of the business of the Corporation to a management company or other person, provided that the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised under the ultimate direction and responsibility of the Board. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Board shall have the following powers in addition to the other powers enumerated in the Bylaws:

(a) to select and remove all officers, agents, and employees of the Corporation, prescribe powers and duties for them as may not be inconsistent with law, or with the Articles or these Bylaws, fix their compensation, and require from them security for faithful service;

(b) to conduct, manage, and control the affairs and business of the Corporation and to make such rules and regulations therefor not inconsistent with the Articles, these Bylaws or the Nevada Revised Statutes, Annotated, as they may deem in the best interest of the Corporation;

(c) to adopt, make, and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time as in their judgment they may deem in the best interest of the Corporation;

(d) to authorize the issuance of shares of stock of the Corporation from time to time, upon such terms and for such consideration as may be lawful; and

(e) to borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, such promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor as may be deemed by the Board necessary or desirable and in the best interest of the Corporation.

SECTION 2. NUMBER OF DIRECTORS. The exact number of directors that shall constitute the authorized number of members of the Board shall be no less than three (3) nor more than eleven (11), all of whom shall be at least 18 years of age. The authorized number of directors may from time to time be increased or decreased by resolution of the directors of the corporation amending this section of the Bylaws in compliance with Article VIII, Section 2 of these Bylaws. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office. Except as provided in Section 3 of this Article III, each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

SECTION 3. VACANCIES. Vacancies, including those caused by (i) the death, removal, or resignation of directors, (ii) the failure of stockholders to elect directors at any annual meeting and (iii) an increase in the number of directors, may be filled by a majority of the remaining directors though less than a quorum. The Board shall have power to fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors. The holders of two-thirds of the outstanding shares of stock entitled to vote may at any time peremptorily terminate the term of office of all or any of the directors by vote at a meeting called for such purpose or by a written statement filed with the Secretary or, in his absence, with any other officer. Such removal shall be effective immediately, even if successors are not elected simultaneously and the vacancies on the Board of Directors resulting therefrom shall be filled only by the stockholders. The stockholders may elect a director at any time to fill any vacancy or vacancies not filled by the directors. If the Board of Directors accepts the resignation of a director tendered to take effect at a future time, the Board or the stockholders shall have power to elect a successor to take office when the resignation is to become effective.

SECTION 4. AUTHORITY. The business of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors or a committee thereof.

SECTION 5. ELECTION AND TERM OF OFFICE. The Directors shall be elected at each annual meeting of the Shareholders, but if any such annual meeting is not held or the Directors are not elected thereat, the Directors may be elected at any special meeting of the Shareholders held for such purpose. Each Director shall hold office until the next annual (or, if applicable, special) meeting and until a successor has been duly elected and qualified.

SECTION 6. MEETINGS. The Board of Directors of the corporation may hold meetings, both regular and special, at such place, either within or without the State of Nevada, which has been designated by resolution of the Board of Directors. In the absence of such designation, meetings shall be held at the offices of the corporation in the State of California.

SECTION 7. FIRST MEETING. The first meeting of the newly elected Board of Directors shall be held immediately following the annual meeting of the stockholders, and no notice of such meeting to the newly elected directors shall be necessary in order legally to constitute a meeting, provided a quorum shall be present. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

SECTION 8. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board.

SECTION 9. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or any Vice President, and shall be called by the President or Secretary at the written request of two directors. Written notice of the time and place of special meetings shall be given to each director (a) personally, by facsimile or by electronic mail, in each case at least twenty-four (24) hours prior to the holding of the meeting, or (b) by mail, charges prepaid, addressed to him at his address as it is shown upon the records of the corporation (or, if it is not so shown on such records and is not readily ascertainable, at the place at which the meetings of the directors are regularly held) at least seventy-two (72) hours prior to the holding of the meeting. Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mail, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or twenty-four hours (24) after it is delivered to a common carrier for overnight delivery to the recipient or, in the case of electronic mail, twenty-four (24) hours after it is successfully sent to the recipient. Any notice, waiver of notice or consent to holding a meeting shall state the time, date and place of the meeting but need not specify the purpose of the meeting.

Whenever all parties entitled to vote at any meeting consent either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meetings shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

Whenever any notice whatsoever is required to be given under the provisions of Nevada law, of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

SECTION 10. QUORUM. Presence in person of a majority of the Board of Directors, at a meeting duly assembled, shall be necessary to constitute a quorum for the transaction of business, and the act of a majority of the directors present and voting at any meeting at which a quorum is then present, shall be the act of the Board of Directors, except as may be otherwise specifically provided by the statutes of Nevada or by the Articles of Incorporation. A meeting at which a quorum is initially present shall not continue to transact business in the absence of a quorum. Any action of a majority, although not at a regularly called meeting, and the record thereof, if assented to in writing by all of the other members of the Board of Directors, shall be as valid and effective in all respects as if passed by the Board of Directors in a regular meeting.

SECTION 11. WAIVER. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

SECTION 12. ACTION BY WRITTEN CONSENT. Unless otherwise restricted by the Articles of Incorporation or by these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or a committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board. Such written consent shall be filed with the minutes of proceedings of the Board of Directors.

SECTION 13. RIGHTS OF INSPECTION. Every Director shall have the absolute right at any reasonable time to inspect and copy all books, records, and documents of every kind and to inspect the physical properties of the Corporation and also of any subsidiary corporation, domestic or foreign. Such inspection by a Director may be made in person or by any such Director's agent or attorney, and includes the right to copy and obtain extracts of any of the foregoing.

SECTION 14. TELEPHONIC MEETINGS. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board or committee by means of a conference telephone network or a similar communications method by which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to the preceding sentence constitutes presence in person at such meeting.

SECTION 15. ADJOURNMENT. A majority of the directors present at any meeting, whether or not a quorum is present, may adjourn any directors' meeting to another time, date and place. If any meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time, date and place shall be given, prior to the time of the adjourned meeting, to the directors who were not present at the time of adjournment. If any meeting is adjourned for less than twenty-four (24) hours, notice of any adjournment shall be given to absent directors, prior to the time of the adjourned meeting, unless the time, date and place is fixed at the meeting adjourned.

SECTION 16. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees of the Board of Directors. Such committee or committees shall include at least one member of the Board of Directors, shall have such name or names, shall have such duties and shall exercise such powers as may be determined from time to time by the Board of Directors. The members of any such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. At meetings of such committees, a majority of the members or alternate members shall constitute a quorum for the transaction of business, and the act of a majority of the members or alternate members at any meeting at which there is a quorum shall be an act of the committee.

SECTION 17. COMMITTEE MINUTES. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors.

SECTION 18. COMPENSATION OF DIRECTORS. The directors shall receive such compensation for their services as directors, and such additional compensation for their services as members of any committees of the Board of Directors, as may be authorized by the Board of Directors.

ARTICLE IV

OFFICERS

SECTION 1. PRINCIPAL OFFICERS. The officers of the corporation shall be elected by the Board of Directors after its first meeting after each annual meeting of stockholders and shall be a President, a Secretary and a Treasurer. At that time, the Board of Directors shall also choose a Chairman of the Board who shall be a director. A resident agent for the corporation in the State of Nevada shall be designated by the Board of Directors. Any person may hold more than one office.

SECTION 2. OTHER OFFICERS. The Board of Directors may also elect a Vice Chairman of the Board, one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers, and such other officers and agents, as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

SECTION 3. QUALIFICATION AND REMOVAL. The officers of the corporation mentioned in Section 1 of this Article IV shall hold office until their successors are duly elected and qualified. Any such officer and any other officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors.

SECTION 4. SALARIES. The salaries and compensation of all officers of the corporation shall be fixed by the Board of Directors.

SECTION 5. REMOVAL AND RESIGNATION OF OFFICERS. Any officer may be removed, either with or without cause, by the Board of Directors at any time, or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board. Any such removal shall be without prejudice to the rights, if any, of the officer under any contract of employment of the officer.

Any officer may resign at any time by giving written notice to the Corporation, but without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 6. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in these Bylaws for regular election or appointment to such office.

SECTION 7. CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at meetings of the stockholders and the Board of Directors, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

SECTION 8. VICE CHAIRMAN. The Vice Chairman shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties as the Board of Directors may from time to time prescribe.

SECTION 9. PRESIDENT. The President shall be the chief executive officer of the corporation and shall have active management of the business of the corporation. He shall execute on behalf of the corporation all instruments requiring such execution except to the extent the signing and execution thereof shall be expressly designated by the Board of Directors to some other officer or agent of the corporation.

SECTION 10. VICE PRESIDENT. The Vice Presidents shall act under the direction of the President and in the absence or disability of the President shall perform the duties and exercise the powers of the President. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe. The Board of Directors may designate one or more Executive Vice Presidents or may otherwise specify the order of seniority of the Vice Presidents. The duties and powers of the President shall descend to the Vice Presidents in such specified order of seniority.

SECTION 11. SECRETARY. The Secretary shall act under the direction of the President. Subject to the direction of the President, he shall attend all meetings of the Board of Directors and all meetings of the stockholders and record the proceedings. He shall perform like duties for the standing committees when required. Except as otherwise provided by statute, he shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the President or the Board of Directors.

SECTION 12. ASSISTANT SECRETARIES. The Assistant Secretaries shall act under the direction of the President. In order of their seniority, unless otherwise determined by the President or the Board of Directors, they shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

SECTION 13. TREASURER. The Treasurer shall act under the direction of the President. Subject to the direction of the President, he shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the President or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

SECTION 14. ASSISTANT TREASURER. The Assistant Treasurers in the order of their seniority, unless otherwise determined by the President or the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

ARTICLE V

STOCK AND STOCKHOLDERS

SECTION 1. ISSUANCE. Every stockholder shall be entitled to have a certificate signed by the President or a Vice President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares owned by him in the corporation. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the certificate shall contain a statement setting forth the office or agency of the corporation from which stockholders may obtain a copy of a statement or summary of the designations, preferences and relative or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights. The corporation shall furnish to its stockholders, upon request and without charge, a copy of such statement or summary.

SECTION 2. FACSIMILE SIGNATURES. Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers of the corporation may be printed or lithographed upon such certificate in lieu of the actual signatures. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, before such certificates shall have been delivered by the corporation, such certificates may nevertheless be issued as though the person or persons who signed such certificates, had not ceased to be an officer of the corporation.

SECTION 3. LOST CERTIFICATES. The Board of Directors may direct a new stock certificate to be issued in place of any certificate alleged to have been lost or destroyed, and may require the making of an affidavit of that fact by the person claiming the stock certificate to be lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent, require the owner of the lost or destroyed certificate to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

SECTION 4. TRANSFER OF STOCK. Subject to applicable federal and state securities laws, upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate, cancel the old certificate and record the transaction upon its books.

SECTION 5. RECORD DATE. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action (other than to express consent to corporate action in writing without a meeting), the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting and (b) in the case of any other action (other than to express consent to corporate action in writing without a meeting), shall not be more than sixty
(60) days prior to such other action.

SECTION 6. REGISTERED STOCK. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the statutes of Nevada.

SECTION 7. DIVIDENDS. In the event a dividend is declared, the stock transfer books will not be closed but a record date will be fixed by the Board of Directors, and only stockholders of record on that date shall be entitled to the dividend.

SECTION 8.  INSPECTION OF CORPORATE RECORDS.

(a) Any Shareholder or group of Shareholders holding at least five percent
(5%) in the aggregate of the outstanding voting shares of the Corporation, or who hold at least one percent (1%) of such voting shares and have filed a
Schedule 14B with the United States Securities and Exchange Commission relating to the election of Directors of the Corporation, shall have an absolute right to do either or both of the following:

(i) inspect and copy the record of Shareholders' names and addresses, and their respective shareholdings, during usual business hours upon five (5) business days' prior written demand upon the Secretary; or

(ii) obtain from the transfer agent, if any, for the Corporation, upon five
(5) business days' prior written demand and upon the tender of its usual charges for such a list (the amount of which charges shall be stated to the Shareholder by the transfer agent upon request), a list of the Shareholders' names and addresses who are entitled to vote for the election of directors (and their shareholdings), as of the most recent record date for which it has been compiled or as of a date specified by the Shareholder subsequent to the date of demand therefor.

(b) The record of Shareholders shall also be open to inspection and copying by any Shareholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the Secretary, for a purpose reasonably related to such holder's interest as a Shareholder or holder of a voting trust certificate.

(c) The accounting books and records and minutes of proceedings of the Shareholders and the Board and committees of the Board shall be open to inspection upon written demand on the Corporation of any Shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such Shareholder's interests as a Shareholder or as a holder of such voting trust certificate.

(d) Any inspection and copying under this Article V may be made in person or by any agent or attorney of the person entitled to make such inspection.

SECTION 9. INSPECTION OF BYLAWS. The Corporation shall keep in its principal executive office the original or a copy of these Bylaws, as the same may be amended from time to time, which shall be open to inspection by Shareholders at all reasonable times during office hours. If the principal executive office of the Corporation is outside the State of Nevada and the Corporation has no principal business office in such state, it shall upon the written notice of any Shareholder furnish to such Shareholder a copy of these Bylaws, as the same shall be in full force and effect as of the date of such written notice.

ARTICLE VI

INDEMNIFICATION

SECTION 1. DEFINITIONS. For the purposes of this Article, the term "agent" includes any person who is or was a director, officer, employee, or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation; the term "proceeding" includes any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative or investigative; and the term "expenses" includes, without limitation, attorney's fees and any expenses of establishing a right to indemnification under Section 4 or Section 5(c) of this Article VI.

SECTION 2. INDEMNIFICATION IN ACTIONS BY THIRD PARTIES. The Corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was an agent of the Corporation against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the Corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

SECTION 3. INDEMNIFICATION IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of the Corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the Corporation, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification under this Section 3 shall be made:

(a) in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Corporation in the performance of such person's duty to the Corporation, unless and only to the extent that the court in which such action was brought shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall determine;

(b) of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval; or

(c) of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

SECTION 4. INDEMNIFICATION AGAINST EXPENSES. To the extent that an agent of the Corporation has been successful on the merits in defense of any proceeding referred to in Section 2 or Section 3 of this Article VI, or in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by such agent in connection therewith.

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SECTION 5. REQUIRED DETERMINATIONS.  Except as provided in Section 4 of this
Article VI, any indemnification hereunder shall be made by the Corporation only if authorized in the specific case, upon a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Section 2 or Section 3 of this
Article VI by:

(a) a majority vote of a quorum consisting of Directors who are not parties to such proceeding;

(b) approval of the Shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or

(c) any court of competent jurisdiction in which such proceeding is or was pending upon application made by the Corporation or the agent or the attorney or other person rendering services in connection with the defense thereof, whether or not such application by the agent, attorney, or other person is opposed by the Corporation.

SECTION 6. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by the Corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the agent to repay such amount unless it shall be determined ultimately that the agent is entitled to be indemnified pursuant to and in accordance with the provisions of this
Article VI.

SECTION 7. OTHER INDEMNIFICATION. No provision made by the Corporation to indemnify its Directors or officers (or those of any subsidiary thereof) for the defense of any proceeding, whether contained in the Articles, Bylaws, a resolution of the Shareholders or Directors, an agreement or otherwise, shall be valid unless consistent with the provisions of this Article VI. Nothing contained in this Article VI shall affect any right to indemnification to which persons other than such Directors and officers may be entitled by contract or otherwise.

SECTION 8. FORMS OF INDEMNIFICATION NOT PERMITTED. No indemnification or advance shall be made under this Article VI, except as provided in Section 4 or
Section 5(c) hereof, in any circumstance where it appears:

(a) that it would be inconsistent with applicable Nevada law, or with any provision of the Articles, Bylaws, a resolution of the Shareholders or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

(b) that it would be inconsistent with any condition expressly imposed by a court of competent jurisdiction in approving any settlement or other disposition of the case.

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SECTION 9. INSURANCE.  The Corporation shall have power to purchase and maintain insurance on behalf of any agent of the Corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, whether or not the Corporation would have the power to indemnify the agent against such liability under the provisions of this
Article VI.

SECTION 10. NONAPPLICABILITY TO FIDUCIARIES OF EMPLOYEE BENEFIT PLANS. This Article does not apply to any proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of the Corporation as defined in Section 1 of this Article VI. Nothing contained herein shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the fullest extent permitted by the Nevada Revised Statutes, Annotated, any other provision of Nevada law which is or may become applicable in respect thereof.

ARTICLE VII

GENERAL PROVISIONS

SECTION 1. EXERCISE OF RIGHTS. All rights incident to any and all shares of another corporation or corporations standing in the name of this corporation may be exercised by such officer, agent or proxyholder as the Board of Directors may designate. In the absence of such designation, such rights may be exercised by the Chairman of the Board or the President of this corporation, or by any other person authorized to do so by the Chairman of the Board or the President of this corporation. Except as provided below, shares of this corporation owned by any subsidiary of this corporation shall not be entitled to vote on any matter. Shares of this corporation held by this corporation in a fiduciary capacity and shares of this corporation held in a fiduciary capacity by any subsidiary of this corporation, shall not be entitled to vote on any matter, except to the extent that the settlor or beneficial owner possesses and exercises a right to vote or to give this corporation or such subsidiary binding instructions as to how to vote such shares.

Solely for purposes of Section 1 of this Article VII, a "subsidiary" of this corporation shall mean a corporation, shares of which possessing more than fifty percent (50%) of the power to vote for the election of directors at the time determination of such voting power is made, are owned directly, or indirectly through one or more subsidiaries, by this corporation.

SECTION 2. INTERPRETATION. Unless the context of a section of these Bylaws otherwise requires, the terms used in these Bylaws shall have the meanings provided in, and these Bylaws shall be construed in accordance with the Nevada statutes relating to private corporations, as found in Chapter 78 of the Nevada Revised Statutes or any subsequent statute.

SECTION 3. ENDORSEMENT OF DOCUMENTS; CONTRACTS. Subject to the provisions of applicable law, any note, mortgage, evidence of indebtedness, contract, share certificate, conveyance, or other document or instrument in writing and any assignment or endorsements thereof executed or entered into between this Corporation and any other person, when signed by the Chairman of the Board, the President or any Vice President, and the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of this Corporation shall be valid and binding on this Corporation in the absence of actual knowledge on the part of the other person that the officer or officers signing such document or instrument did not have the authority to sign the same for or on behalf of the Corporation. Any such documents or instruments may be signed by any other person or persons and in such manner as from time to time shall be determined by the Board and, unless so authorized by the Board, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement whatsoever, or to create any indebtedness of, or pledge its credit, or to render it liable for any purpose or amount.

SECTION 4. STOCK PURCHASE PLANS. The Corporation may adopt and carry out a stock purchase plan or agreement or stock option plan or agreement providing for the issue and sale for such consideration as may be fixed of its unissued shares, or of issued shares acquired or to be acquired, to one or more of the employees or Directors of the Corporation or of a subsidiary or to a trustee on their behalf and for the payment for such shares in installments or at one time, and may provide for aiding any such persons in paying for such shares by compensation for services rendered, promissory notes, or otherwise.

Any such stock purchase plan or agreement or stock option plan or agreement may include, among other features, the fixing of eligibility for participation therein, the class and price of shares to be issued or sold under the plan or agreement, the number of shares which may be subscribed for, the method of payment therefor, the reservation of title until full payment therefor, the effect of the termination of employment and option or obligation on the part of the Corporation to repurchase the shares upon termination of employment, restrictions upon transfer of the shares, the time limits of and termination of the plan, and any other matters, not in violation of applicable law, as may be included in the plan as approved or authorized by the Board or any committee of the Board.

SECTION 5. ANNUAL REPORT TO SHAREHOLDERS. The annual report to Shareholders shall be referred to, and subject to applicable laws in the Nevada Revised Statutes, Annotated is expressly waived, but nothing herein shall be interpreted as prohibiting the Board from issuing annual or other periodic reports to the Shareholders at any time or from time to time.

ARTICLE VIII

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AMENDMENTS

SECTION 1. STOCKHOLDER AMENDMENTS. The Bylaws may be amended by a majority vote of all the stock issued and outstanding and entitled to vote upon such matter.

SECTION 2. AMENDMENTS BY BOARD OF DIRECTORS. The Board of Directors by unanimous written consent or by a majority vote of the whole Board at any meeting may amend these Bylaws, including Bylaws adopted by the stockholders; provided, however, that the stockholders by majority vote may from time to time specify particular provisions of the Bylaws which shall not be amended by the Board of Directors.

ARTICLE IX

ACQUISITION OF CONTROLLING INTEREST PROVISIONS OF THE NEVADA GENERAL CORPORATION LAW SHALL NOT APPLY

The provisions of Sections 78.378 to 78.3793, inclusive, of the Nevada Revised Statutes shall not apply to an acquisition of a controlling interest by Alex Kanakaris pursuant to an increase in voting rights of the issued and outstanding shares of Class A Convertible Preferred Stock of the corporation from twenty
(20) non-cumulative votes per share to one hundred (100) non-cumulative votes per share.

ARTICLE X:  EMERGENCY PROVISIONS

SECTION 1. GENERAL. The provisions of this Article X shall be operative only during a national emergency declared by the President of the United States or the person performing the President's functions, or in the event of a nuclear, atomic, or other attack on the United States or a disaster making it impossible or impracticable for the Corporation to conduct its business without recourse to the provisions of this Article X. Said provisions in such event shall override all other Bylaws of this Corporation in conflict with any provisions of this
Article X, and shall remain operative so long as it remains impossible or impracticable to continue the business of the Corporation otherwise, but thereafter shall be inoperative; provided that all actions taken in good faith pursuant to such provisions shall thereafter remain in full force and effect unless and until revoked by action taken in accordance with the provisions of the Bylaws (other than those contained in this Article X).

SECTION 2. UNAVAILABLE DIRECTORS. All Directors of the Corporation who are not available to perform their duties as Directors by reason of physical or mental incapacity or for any other reason or who are unwilling to perform their duties or whose whereabouts are unknown shall automatically cease to be Directors, with like effect as if such persons had resigned as Directors, so long as such unavailability continues.

SECTION 3. AUTHORIZED NUMBER OF DIRECTORS. The authorized number of Directors shall be the number of Directors remaining after eliminating those who have ceased to be Directors pursuant to Section 2 hereof, or the minimum number required by law, whichever number is greater, until such time as the vacancy created thereby can be filled, or the applicable provisions of these Bylaws can be amended to reflect such change.

SECTION 4. QUORUM. The number of Directors necessary to constitute a quorum shall be one third of the authorized number of Directors as specified in the foregoing Section 3, or such other minimum number as, pursuant to the law or lawful decree then in force, it is possible for the Bylaws of a Corporation to specify.

SECTION 5. CREATION OF EMERGENCY COMMITTEE. In the event the number of Directors remaining after eliminating those who have ceased to be Directors pursuant to Section 2 of this Article VII is less than the minimum number of authorized Directors required by law, then until the appointment of additional Directors to make up such required minimum, all the powers and authorities which the Board could by law delegate, including all powers and authorities which the Board could delegate to a committee, shall be automatically vested in an emergency committee (the "Emergency Committee"), and the Emergency Committee shall thereafter manage the affairs of the Corporation pursuant to such powers and authorities and shall have all such other powers and authorities as may by law or lawful decree be conferred on any person or body of persons during a period of emergency.

SECTION 6. CONSTITUTION OF EMERGENCY COMMITTEE. The Emergency Committee shall consist of all the Directors remaining after eliminating those who have ceased to be Directors pursuant to Section 2 of this Article VII, provided that such remaining Directors are not less than three (3) in number (unless such lesser number would otherwise be permissible under applicable law if no emergency existed). In the event such remaining Directors are less than three (3) in number (and such number is not otherwise permitted under applicable law), then the Emergency Committee shall consist of three (3) persons, who shall be the remaining Director or Directors plus either one (1) or two (2) officers or employees of the Corporation, as the remaining Director or Directors may in writing designate. If there is no remaining Director, the Emergency Committee shall consist of the three (3) most senior officers of the Corporation who are available to serve, and if and to the extent such officers are not available, the most senior employees of the Corporation. Seniority shall be determined in accordance with any designation of seniority in the minutes of the proceedings of the Board, and in the absence of such designation, shall be determined by the highest rate of remuneration. In the event that there are no remaining Directors and no officers or employees of the Corporation available, the Emergency Committee shall consist of three (3) persons designated in writing by the Shareholder owning the largest number of shares of record as of the date of the last record date.

SECTION 7. POWERS OF EMERGENCY COMMITTEE. The Emergency Committee, once appointed, shall govern its own procedures and shall have power to increase the number of members thereof beyond the original number, and in the event of a vacancy or vacancies therein, arising at any time, the remaining member or members of the Emergency Committee shall have the power to fill such vacancy or vacancies. In the event at any time after its appointment, all members of the Emergency Committee shall die or resign or become unavailable to act for any reason whatsoever, a new Emergency Committee shall be appointed in accordance with the foregoing provisions of this Article X.

SECTION 8. DIRECTORS BECOMING AVAILABLE. Any person who has ceased to be a Director pursuant to the provisions of Section 2 of this Article X and who thereafter becomes available to serve as a Director shall automatically become a member of the Emergency Committee.

SECTION 9. ELECTION OF BOARD OF DIRECTORS. The Emergency Committee shall, as soon after its appointment as is practicable, take all requisite action to secure the election of a board of directors, and upon such election all the powers and authorities of the Emergency Committee shall be vested therein, and the Emergency Committee shall thereafter cease.

SECTION 10. TERMINATION OF EMERGENCY COMMITTEE. In the event, after the appointment of an Emergency Committee, a sufficient number of persons who ceased to be Directors pursuant to Section 2 of this Article X become available to serve as Directors, so that if they had not ceased to be Directors as aforesaid, there would be enough Directors to constitute the minimum number of Directors required by law, then all such persons shall automatically be deemed to be reappointed as Directors, the powers and authorities of the Emergency Committee shall again be vested in the Board, and the Emergency Committee shall thereafter cease.

        CERTIFICATE OF SECRETARY

I, the undersigned, do hereby certify as follows:

1. I am the duly elected, qualified and acting Secretary of WI-FI TV, INC., a corporation organized and existing under the laws of the State of Nevada, (the "Corporation"); and

2. the above and foregoing Amended and Restated Bylaws, comprising 24 pages, including this page, constitute the Bylaws of said Corporation, duly adopted and approved by unanimous written consent of the Board of Directors of said Corporation.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said Corporation as of this ____ day of December, 2003.

                                           /s/ Rachelle Kuzma
                                   ----------------------------------
                                    Rachelle Kuzma, Acting Secretary

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